As filed with the U.S. Securities and
Exchange Commission on May 17, 2016
Registration Nos. 2-92583 and 811-4084

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 42	[ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No. 43	[ X ]

HAWAIIAN TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)
Diana P. Herrmann
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and Address of Agent for Service)

Copy to:
Roger P. Joseph, Esq.
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[X ]	on (July 25, 2016) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
[ ]	This post-effective amendment designates a new effective date for a previous post-effective amendment.

[AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS
July 25, 2016

[logo Hawaiian Tax-Free Trust]

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL HULAX	TICKER SYMBOL HULCX	TICKER SYMBOL HITIX	TICKER SYMBOL HULYX
Hawaiian Tax-Free Trust

The address and telephone number of the Trust is: 120 West 45th Street, Suite 3600 New York, NY 10036 1-800-437-1020 www.aquilafunds.com	To make shareholder account inquiries, call the Trust's Shareholder Servicing Agent at: 800-437-1000 or you can write to BNY Mellon 4400 Computer Drive Westborough, MA 01581
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Trust Summary

Investment Objective	1

Fees and Expenses of the Trust	1

Principal Investment Strategies	2

Principal Risks	3

Trust Performance	5

Management	6

Purchase and Sale of Trust Shares	6

Tax Information	6

Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Information About the Trust's Principal Investment Strategies and Principal Risks	7

Trust Management	14

Net Asset Value per Share	16

Purchases	16

Redeeming an Investment	19

Alternative Purchase Plans	23

Dividends and Distributions	30

Tax Information	31

Financial Highlights	33

TRUST SUMMARY

Investment Objective

The Trust's objective is to provide you as high a level of current income exempt from Hawaiian state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Trust

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Trust or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans" on page 23 of the Trust's Prospectus, "What are the sales charges for purchases of Class A Shares" on page 25 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares" on page 27 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 39 of the Statement of Additional Information (the "SAI"). No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Trust Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Investment Advisory Fee	0.23%	0.23%	0.23%	0.23%

Distribution (12b-1) Fee	0.20%	0.75%	0.15%	None

Other Expenses	0.40%	0.65%	0.60%(2)	0.40%

Total Annual Trust Operating Expenses	0.83%	1.63%	0.98%	0.63%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the third and fourth years after purchase.

(2)	Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.
1

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$481	$654	$842	$1,384
Class C Shares	$266	$514	$887	$1,522
Class I Shares	$100	$312	$542	$1,201
Class Y Shares	$64	$202	$351	$786

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$166	$514	$887	$1,522

Portfolio Turnover

The Trust pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust's performance. During the most recent fiscal year, the Trust's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust's assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Hawaii State and regular Federal income taxes.  In general, almost all of these obligations are issued by the State of Hawaii, its counties and various other local authorities. We call these "Hawaiian Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Hawaiian Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Hawaiian Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 8 and 12 years.

At the time of purchase, the Trust's Hawaiian Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

•	if unrated, be determined to be of comparable quality by the Trust's investment adviser, Asset Management Group of Bank of Hawaii (the "Adviser").

The Adviser selects obligations for the Trust's portfolio to best achieve the Trust's objective by considering various characteristics including quality, maturity and coupon rate.

2

Principal Risks

Market Risk. The market prices of the Trust's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.  The Federal Reserve recently has reduced its market support activities.  Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Trust invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Trust faces a heightened risk that interest rates may rise.  A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Trust.

Credit Risk. If an issuer or obligor of a security held by the Trust or a counterparty to a financial contract with the Trust defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Hawaii and Other Municipal Obligations. The Trust may be affected significantly by adverse economic, political or other events affecting Hawaii and other municipal issuers.   Hawaii's economy, which relies substantially on tourism, depends significantly on conditions in the U.S. economy and key international economies, especially Japan.  Continued economic recovery in Hawaii will be affected by, among other factors, the health of the tourism sector, as well as by uncertainty related to Federal fiscal policy, slower growth in the global economy, including a slowdown in growth in the Japanese economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Hawaii, which consists entirely of islands, is vulnerable to natural disasters, including flooding, hurricanes, tsunamis and volcanic activity.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
3

Tax Risk. The income on the Trust's Hawaiian Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk.  Some assets held by the Trust may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Trust is forced to sell an illiquid security to meet redemption requests or other cash needs, the Trust may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Trust will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Trust may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Trust could receive for any particular portfolio investment may differ from the Trust's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Trust shares on days when the Trust is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Trust had not fair-valued the security or had used a different valuation methodology.

An investment in the Trust is not a deposit in Bank of Hawaii, any of its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Trust invests in the securities of specific issuers or issues of a similar project type, the more the Trust is exposed to risks associated with investments in those issuers or types of projects.  Also, the Trust may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Trust.

These risks are discussed in more detail later in the Prospectus or in the SAI.
4

Trust Performance

The following bar chart and table provide some indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year and by showing how the Trust's average annual total returns for the designated periods compare with those of a broad measure of market performance. The Trust's past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares
2006 - 2015

15%

10%

                                        7.54%            7.60%
                                        XXXX             XXXX                    5.60%
5%                                      XXXX             XXXX     4.45%          XXXX
                                        XXXX             XXXX     XXX            XXXX
                   3.79%  3.16%         XXXX             XXXX     XXX            XXXX
                   XXXX   XXXX          XXXX             XXXX     XXX            XXXX    2.26%
                   XXXX   XXXX   1.31%  XXXX    1.85%    XXXX     XXX            XXXX    XXXX
0%                 XXXX   XXXX   XXXX   XXXX    XXXX     XXXX     XXX            XXXX    XXXX
                                                                         XXXX
-2                                                                       XXXX
                                                                        -2.35%
-5

-10
                  2006   2007   2008   2009    2010     2011     2012    2013    2014    2015

 Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.45% (quarter ended March 31, 2009) and the lowest return for a quarter was -2.65% (quarter ended June 30, 2013).

The year-to-date (from January 1, 2016 to June 30, 2016) total return for Class Y Shares was [__]%.

	Average Annual Total Returns for the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(2.03)%	2.41%	2.84%
Class C	0.23%	2.45%	2.45%
Class Y	2.26%	3.46%	3.52%
Class Y Returns After Taxes:
On Distributions	2.28%	3.46%	3.48%
On Distributions and Redemption	2.39%	3.34%	3.46%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	2.71%	3.94%	4.34%

5

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Trust shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

Management

Investment Adviser --Asset Management Group of the Bank of Hawaii

Administrator/Business Manager --Aquila Investment Management LLC (the "Administrator")

Portfolio Managers -- Mr. Stephen Rodgers, CFA is the Chief Investment Officer and an Executive Vice President of Bank of Hawaii ("BOH").  Mr. Rodgers is the lead Portfolio Manager and has been working with the Trust's portfolio since 2003. He has been with BOH since 1995.

Janet Katakura is a Vice President and Senior Portfolio Manager with BOH. She has been employed by BOH since 1983 and has over 30 years of experience in the investment industry.

Yvonne Lim Warren is a Vice President and Senior Portfolio Manager with BOH.  She has been employed by BOH since September 2015. Ms. Warren was also part of the investment management team at BOH from 1992 to 2003, during which she served as co-portfolio manager of the Trust. She has over 25 years of experience in the investment industry.

Purchase and Sale of Trust Shares

You may purchase, redeem or exchange shares of the Trust on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Trust. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Trust intends to distribute income that is exempt from regular Federal income tax and Hawaii state income tax. Portions of the Trust's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Trust through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Trust and Aquila Distributors LLC (the "Distributor") or the Administrator may pay the intermediary for the sale of Trust shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Trust over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
6

Additional Information About the Trust's Principal Investment Strategies and Principal Risks

Is the Trust right for me?

The Trust is designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from regular Federal income tax and Hawaiian state income tax.  An investment in shares of the Trust may not be suitable for you if you are investing through an IRA, 401(k) plan or other tax-deferred account.

Additional Information About the Trust's Principal Investment Strategies

Hawaiian Obligations

The Trust invests primarily in Hawaiian Obligations, which are a type of municipal obligation. Hawaiian Obligations are obligations of the State of Hawaii and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and State of Hawaii income tax.  The Trust purchases the obligations of governmental issuers other than Hawaii governmental issuers only when obligations of the State of Hawaii and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.
Under normal circumstances, at least 80% of the Trust's assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Hawaii State and regular Federal income taxes.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Trust's investment objective, the Trust's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

*	municipal notes and bonds,
*	tax, revenue or bond anticipation notes,
*	construction loan notes,
*	project notes, which sometimes carry a U.S. government guarantee,
*	municipal lease/purchase agreements
*	participation interest in a municipal or other security, and
*	floating and variable rate demand notes.

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. The various public purposes for which municipal obligations are issued include:

*	obtaining funds for general operating expenses,
*	refunding outstanding obligations,
*	obtaining funds for loans to other public institutions and facilities, and
*	funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.
7

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust's portfolio managers will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Trust, or if an obligor of such a security has difficulty meeting its obligations, the Trust may obtain or exchange a new or restructured security or underlying assets. In that case, the Trust may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Trust may incur expenses in an effort to protect the Trust's interest in securities experiencing these events.

Additional Investment Strategies

Short-Term Investments

The Trust may invest in short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the Trust purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Trust at a higher price. The repurchase agreement thereby determines the yield during the Trust's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security held by the Trust.

Cash Management

The Trust may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
8

Defensive Investing

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  The Trust may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although the Trust has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Trust's 80% policy, the Trust is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. The Trust's investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of the Trust's assets.

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[Logo]
HAWAIIAN TAX-FREE TRUST

[Picture]
Honolulu Harbor, Oahu
[Picture]
State of Hawaii Convention Center, Oahu
[Picture]
Kona Community Aqua Center, Island of Hawaii
[Picture]
Kahului Fire Station, Maui
[Picture]
Honolulu International and Interisland Airports, Oahu
[Picture]
Blaisdell Center, Oahu
[Picture]
Maui Arts and Cultural Center
[Picture]
Kea'au Elementary School, Island of Hawaii
[Picture]
Keahole-Kona Airport, Island of Hawaii

[Logo]
HAWAIIAN TAX-FREE TRUST

The Trust invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Hawaii.  Proceeds from these obligations are used to finance the construction and support the operations of long-term municipal projects.  As of March 31, 2016, the Trust's portfolio included municipal obligations, the proceeds of which, in whole or in part, were used to finance and/or support the municipal projects pictured above and on the next page.  Since the portfolio is subject to change, the Trust may not hold municipal obligations the proceeds of which financed or supported these particular municipal projects at the time of the delivery of this Prospectus.

[Picture]
Kakaako Improvement District, Oahu
[Picture]
Ala Moana Park, Oahu
[Picture]
Queen's Medical Center, Oahu
[Picture]
Widening of Highway, Oahu
[Picture]
H-3, Oahu
[Picture]
Lihue Airport, Kauai
[Picture]
Kihei Community Center, Maui
[Picture]
Kauai County Office Building, Kauai
[Picture]
Keauhou-Kona Fire Station, Big Island of Hawaii
[Picture]
Kihei Wastewater Reclamation Facility, Maui

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Additional Information About the Principal Risks of Investing in the Trust

Market Risk.  The market prices of securities owned by the Trust may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by the Trust falls, the value of your investment in the Trust will likely decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.  The Federal Reserve recently has reduced its market support activities.  Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.  Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected.  As a result, whether or not the Trust invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Trust's investments may be negatively affected. The Trust may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Trust to liquidate its assets at inopportune times or at a loss or depressed value.  In that event, the value of your investment in the Trust would go down.

Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  Interest rates have been historically low, so the Trust faces a heightened risk that interest rates may rise.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the Trust, and the Trust's yield, will decline; however the value of fixed income securities generally rise.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.   This may cause the Trust's share price to be more volatile.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Trust's variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Trust before interest rates in the Trust's securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Trust may decline due to a decrease in market interest rates.
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Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the Trust fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security's credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Trust could decline. If the Trust enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Trust will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the Trust may incur expenses in an effort to protect the Trust's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Trust invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by the Trust is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond's rating will be deemed to be the higher of the rating assigned to the bond's issuer or to the insurer.  The Trust also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  The Trust may hold several investments covered by one insurer, which would increase the Trust's exposure to the claims-paying ability of that insurer.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Hawaiian Obligations. The Trust may be affected significantly by adverse economic, political or other events affecting Hawaii municipal issuers. Hawaii's economy, which relies substantially on tourism, depends significantly on conditions in the U.S. economy and key international economies, especially Japan.  Continued economic recovery in Hawaii will be affected by, among other factors, positive growth in the tourism sector, uncertainty related to Federal fiscal policy, slower growth in the global economy, including a slowdown in growth by the Japanese economy, geopolitical risks and business and consumer uncertainty related to these issues.  Hawaii, which consists entirely of islands, is vulnerable to natural disasters, including flooding, hurricanes, tsunamis and volcanic activity.  Hawaii and its various subdivisions may also face pressure from costs relating to pension and other post-employment benefits.  Hawaii's retirement systems are underfunded.

There can be no assurance that Hawaii's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially affect the financial condition of the state or its municipalities.  The potential deterioration of Hawaii's fiscal situation increases the risk of investing in Hawaii municipal issuers, including the risk of potential issuer default, and also heightens the risk that the prices of Hawaii municipal securities, and the Trust's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Hawaii issuers could result in a reduction in the market value of Hawaii municipal securities held by the Trust, which could negatively impact the Trust's net asset value, yield and/or distributions paid by the Trust.

The foregoing and other factors may result in losses to the Trust. More detailed information about the economy of Hawaii may be found in the SAI.

Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions
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and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality's debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Trust's investments.

Tax Risk. The Trust purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and Hawaii state income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") or state taxing authorities will agree with bond counsel's opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or Hawaii state income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Trust shareholders could be recharacterized as taxable dividends. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by the Trust.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Although most of the Trust's investments must be liquid at the time of investment, investments may become illiquid after purchase by the Trust, particularly during periods of market turmoil. Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve.  A lack of liquidity or other adverse credit market conditions may affect the Trust's ability to sell its investments and to purchase suitable investments.  When the Trust holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Trust is forced to sell these investments to meet redemption requests or for other cash needs, the Trust may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Trust, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  To the extent that the Trust holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  The Trust will not receive its sales proceeds until that time, which may constrain the Trust's ability to meet its obligations (including obligations to redeeming shareholders).  Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Trust holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Trust could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Trust purchases a fixed income security at a premium (at a price that
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exceeds its stated par or principal value), the Trust may lose the amount of the premium paid in the event of prepayment.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which the Trust could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Trust's last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Trust may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Trust shares on days when the Trust is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Trust had not fair-valued the security or had used a different valuation methodology.   The Trust's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Risk of Increase in Expenses. Your actual costs of investing in the Trust may be higher than the expenses shown in "Annual Trust Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Trust expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk. Money market instruments or short-term debt securities held by the Trust for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Trust will not earn income on the cash and the Trust's yield will go down. If a significant amount of the Trust's assets are used for cash management or defensive investing purposes, it will be more difficult for the Trust to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent the Trust from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Trust's website.

Trust Management

How is the Trust managed?

Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, 130 Merchant Street, Suite 370, Honolulu, HI 96813 (the "Adviser") is the Trust's investment adviser. Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Administrator, is responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, maintaining the Trust's books and records and providing other administrative services.

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Under the Amended and Restated Investment Advisory Agreement, the Adviser provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust.

The Trust pays total advisory and administration fees of 0.45% of the Trust's net asset value.  The Trust pays to the Adviser a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.23% of the Trust's net asset value on assets up to and including $875 million; 0.17% of the Trust's net asset value on assets between $875 million and $1.5 billion; and 0.155% of the Trust's net asset value on assets over $1.5 billion.  The Trust pays to the Administrator under the Amended and Restated Administration and Business Management Agreement a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.22% of the Trust's net asset value.

During the fiscal year ended March 31, 2016, the Trust paid to the Adviser a fee at the annual rate of 0.23% of the Trust's net asset value.  During the fiscal year ended March 31, 2016, the Trust paid to the Administrator a fee at the annual rate of 0.22% of the Trust's net asset value.

A discussion regarding the Trustees' basis for approving the Amended and Restated Investment Advisory Agreement is available in the Trust's semi-annual report to shareholders for the period ending September 30, 2015.

Information about the Adviser and the Administrator

The Trust's Adviser is a division of Bank of Hawaii ("BOH"), all of whose shares are owned by Bank of Hawaii Corporation ("BOH Corp.").  The Adviser is a registered investment adviser.  As of March 31, 2016, the Adviser had approximately $[__] billion in assets under management.  BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange. BOH Corp. files annual and periodic reports with the Securities and Exchange Commission which are available for public inspection.

Mr. Stephen Rodgers, Ms. Janet Katakura, and Ms. Yvonne Lim Warren form the Trust's portfolio management team.

Mr. Rodgers is an Executive Vice President of BOH, where he is the Chief Investment Officer.  Mr. Rodgers is the lead Portfolio Manager and has been working with the Trust's portfolio since 2003.  Mr. Rodgers was born and raised in Hawaii, and he has been with BOH since 1995. He is a graduate of University High School and earned his BA degree as a double major in Economics and English from Amherst College and an MBA in Finance from the University of Hawaii. He is also a Chartered Financial Analyst (CFA) charter holder.

Ms. Katakura is a Vice President and Senior Portfolio Manager with BOH. She has been employed by BOH since 1983 and has over 30 years of experience in the investment industry. Prior to joining the firm, Ms. Katakura was with Hawaiian Life Insurance and First National Bank of Boston.  Ms. Katakura is a graduate of Garland Junior College in Boston, Massachusetts, and a member of the Investment Society of Hawaii.

Ms. Warren is a Vice President and Senior Portfolio Manager with BOH.   She has over 25 years of experience in the investment industry, over 15 years of which have been at BOH.  From 1992-2003, Ms. Warren served as co-portfolio manager of the Trust and managed over $2 billion in assets for both municipal bond funds and individual client portfolios.  Prior to that, she served in various roles overseeing cash management, investments, and foreign exchange at BOH and Broken Hill Proprietary.  Ms. Warren earned her Bachelor of Science in Finance from Hawaii Pacific University.
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The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Trust.

The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2016, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $[__] billion, of which approximately $[__] billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.

Net Asset Value per Share

The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time.  Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation.  Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Trust provides individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes of shares of the Trust have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of Hawaiian Obligations. An investor should choose the class that best suits the investor's circumstances and needs.

In which states can I buy shares of the Trust?

You can purchase shares of the Trust if you live in Hawaii or in one of the other states listed below.

If you are a resident of a state other than Hawaii, dividends from the Trust may be subject to state income taxes in that state. Therefore, you should consult your tax adviser before buying shares of the Trust.

On the date of this Prospectus, Class A Shares and Class C Shares are available only in:

Hawaii, Alaska, Arizona, California, Colorado, Delaware, Florida, Illinois, Indiana, Massachusetts, Maryland, Missouri, Nevada, New Jersey, New York, Oregon, Texas, Virginia and Washington.

In addition, Class A Shares are available in:

Iowa and Michigan.
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On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:

Hawaii, Alaska, California, Colorado, Delaware, Florida, Illinois, Indiana, Missouri, Nevada, New Jersey, New York, Oregon and Virginia.

The Trust and the Distributor may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

•	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

•	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Trust shares.

Option II

•	$50 or more if an Automatic Investment Program is established.

•	Subsequently, any amount you specify of $50 or more.

•	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

You may purchase Class A or Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Trust's Agent, BNY Mellon.

Except as provided in the SAI, under the caption "Purchase, Redemption and Pricing of Shares," an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").
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The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A  Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I and Y Shares. (See "What price will I pay for the Trust's shares?") A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
• Make out a check for the investment amount payable to Hawaiian Tax-Free Trust.

• Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

• Send your check and completed New Account Application to your dealer or to the Trust's Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
• Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Trust by wire transfer.  We will provide appropriate instructions at that time.

• Make out a check for the investment amount payable to Hawaiian Tax-Free Trust.

• Fill out the pre-printed stub attached to the Trust's confirmations or supply the name(s) of account owner(s), the account number, and the name of the Trust.

• Send your check and account information to your dealer or to the Trust's Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

•	Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

•	Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.
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Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

•	Class C Shares held for less than 12 months (from the date of purchase); and

•	CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

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For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

•	account name(s) and number

•	name of the caller

•	the social security number registered to the account

•	personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA  01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.
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Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Trust); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by a:

•	member of a national securities exchange;

•	U.S. bank or trust company;

•	state-chartered savings bank;

•	Federally chartered savings and loan association;

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Trust no longer issues share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Trust's Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under "Regular Redemption Method" and (3) a stock assignment form.

To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.
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For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under "Regular Redemption Method."

When will I receive the proceeds of my redemption of Class A or Class C Shares?

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption	Method of Payment	Charges

Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I or Y Shares.
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Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Trust's Agent.  Financial intermediaries may charge a fee for effecting redemptions.  A redemption may result in a taxable transaction to the redeeming investor.

General

The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

Alternative Purchase Plans

How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?

The Trust provides you with four ways to invest in the Trust through four separate classes of shares. All classes represent interests in the same portfolio of Hawaiian Obligations. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor's circumstances and needs.

	Class A Shares "Front-Payment Class"	Class C Shares "Level-Payment Class"
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge ("CDSC")	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
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Distribution and/or Service Fees	A distribution fee of 0.20 of 1% is imposed on the average annual net assets represented by the Class A Shares.
A distribution fee of 0.75 of 1% and a service fee of 0.25 of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).

Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class I Shares "Financial Intermediary Class"	Class Y Shares "Institutional Class"
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Trust.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.
None.

What price will I pay for the Trust's shares?

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.
An investor will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.
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What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

•	an individual;

•	an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

•	a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

•	a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

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Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila fund shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila fund shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Trust when an account falls below the minimum required account size.
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•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

"Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Administrator the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.  The Trust also permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.  Accordingly, Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  Please see the SAI for additional information about sales charge waivers and reductions.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Trust will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.
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General

Certain financial intermediaries may charge additional fees in connection with transactions in Trust shares. The Administrator or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See "Additional Information" below and in the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of the Trust into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other funds in the Aquila Group of Funds are made available to its customers by an investor's financial intermediary. All exchanges of Class I and Class Y Shares must be made through the investor's financial intermediary.  Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other funds in the Aquila Group of Funds.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for the Trust's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Trust placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary's arrangement with the Trust and the Distributor.

Is there a Distribution Plan?

The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

(i) permit the Trust to finance activities primarily intended to result in the sale of its shares;
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(ii) permit the Administrator to make payment for distribution expenses out of its own funds; and

(iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Trust makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed 0.20 of 1% for Class A Shares, 0.75 of 1% for Class C Shares, and 0.25 of 1% for Class I Shares of the average annual net assets represented by each such class.  A distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares is currently authorized by the Trustees of the Trust.  Payments with respect to each class are made only out of the Trust's assets allocable to that class.  Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Shareholder Services Plan for Class C Shares and Class I Shares

The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Trust's assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Trust

In addition to, rather than in lieu of, fees paid by the Trust under its Distribution Plan or Shareholder Services Plan, the Trust may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries ("financial advisors").

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust, although such assets may include profits derived from services provided to the Trust) to financial advisors in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as "revenue sharing."  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with "shelf space."  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options.  To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Trust ask your financial advisor.  For more information, please see the Trust's SAI.

To the extent financial advisors sell more shares of the Trust or retain shares of the Trust in their clients' accounts, the Distributor and/or its related companies, including the Administrator, receives greater fees due to the increase in Trust assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.
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"Transfer on Death" Registration

If you own Class A or Class C Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of TOD registration with the investor's financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1.	the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

2.	the third business day after the day the net asset value of the redeemed shares was determined.

The Trust's present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Trust.
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The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account.  The SAI contains further information about taxes. Because each shareholder's circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the Trust.

You may receive three different types of distributions from the Trust: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Most distributions from the Trust will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Hawaiian Obligations will also generally be exempt from Hawaii state income tax, subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of the Trust's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Trust does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Trust's distributions consisted of the following:

Calendar Year 12/31/15

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends

Class A Shares	99.61%	0.00%	0.39%
Class C Shares	99.56%	0.00%	0.44%
Class Y Shares	99.68%	0.00%	0.32%

Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of the Trust when the Trust is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of Trust dividends and distributions annually.
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If you sell shares of the Trust or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Trust shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gain from redemptions of Trust shares will generally be taken into account in determining your "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Trust may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends or other payments that are subject to withholding, the Trust will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty).  Distributions of net capital gain are generally exempt from such withholding.

If you do not provide the Trust with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends), and redemption proceeds payable to you by the Trust. The backup withholding rate is 28%.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Hawaii taxes

Dividends and distributions paid by the Trust to Hawaii residents will generally be treated for Hawaii income tax purposes in the same manner as they are treated for Federal income tax purposes. Under Hawaii tax law, however, interest derived from obligations of states other than Hawaii (and their political subdivisions) will not be exempt from taxation unless expressly exempted or excluded by any other Hawaii law.

 Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii franchise tax. This tax applies to banks (other than a national banking association), building and loan associations, financial services loan companies, financial corporations, small business investment companies, trust companies, mortgage loan companies, financial holding companies, development companies, and subsidiaries, located or doing business in Hawaii.
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HAWAIIAN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations.  Certain information reflects financial results for a single Trust share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions).  This information has been audited by [_____________] (independent registered public accounting firm), whose report, along with the Trust's financial statements, is included in the annual report and is available upon request. No Class I Shares were outstanding during the periods shown.

[TO BE ADDED BY AMENDMENT]

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Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Board of Trustees
Richard L. Humphreys, Chair
Diana P. Herrmann, Vice Chair
Bert A. Kobayashi, Jr.
Glenn P. O'Flaherty
Russell K. Okata

Administrator/Business Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Adviser
ASSET MANAGEMENT GROUP of
BANK of HAWAII
130 Merchant Street, Suite 370
Honolulu, Hawaii 96813

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Sherri Foster, Senior Vice President
Paul G. O'Brien, Senior Vice President
Stephen J. Caridi, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
BNY MELLON
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
[______________________]

Counsel
MORGAN, LEWIS & BOCKIUS LLP
One Federal Street
Boston, Massachusetts  02110

This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission.  The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Trust's annual and semi-annual reports to shareholders contain additional information about the Trust's investments. The Trust's annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge upon request, and request other information about the Trust and make other inquiries, by calling 800-437-1020 (toll-free) or by visiting the Trust's website at www.aquilafunds.com.

In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4084.

	CLASS A SHARES		CLASS C SHARES		CLASS I SHARES		CLASS Y SHARES
	SYMBOL	CUSIP#	SYMBOL	CUSIP#	SYMBOL	CUSIP#	SYMBOL	CUSIP#
Hawaiian Tax-Free Trust	HULAX	420016107	HULCX	420016206	HITIX	420016305	HULYX	420016404

Hawaiian Tax-Free Trust
120 West 45th Street, Suite 3600
New York, NY  10036
800-437-1020
212-697-6666

Tickers:	Class A – HULAX	Class C – HULCX
	Class I – HITIX	Class Y – HULYX

Statement of Additional Information	July 25, 2016

This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectus for Hawaiian Tax-Free Trust (the "Trust") dated July 25, 2016. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Trust's Distributor, Aquila Distributors LLC

120 West 45th Street, Suite 3600, New York, NY  10036
800-437-1020 toll-free
or 212-697-6666

Financial Statements

The financial statements and financial highlights for the Trust (File Nos. 2-92583 and 811-4084) for the fiscal year ended March 31, 2016, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on [__________, 2016] (Accession No. [_____________]), are hereby incorporated by reference into this SAI. These financial statements have been audited by [ ________________], independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report can be obtained without charge by calling 800-437-1020 toll-free.

TABLE OF CONTENTS

Trust History	2
Investment Objective, Investment Strategies and Risks	2
Trust Policies	10
Management of the Trust	13
Ownership of Securities	22
Investment Advisory and Other Services	22
Brokerage Allocation and Other Practices	35
Capital Stock	35
Purchase, Redemption, and Pricing of Shares	37
Additional Tax Information	46
Underwriters	51
Proxy Voting Policies	51
Appendix A: Description of Securities Ratings	A-1
Appendix B - Additional Information About the Hawaii Economy and Hawaii Obligations	B-1

Hawaiian Tax-Free Trust

Statement of Additional Information

Trust History

The Trust is a Massachusetts business trust formed in 1984.  It is an open-end, non-diversified management investment company.

Investment Objective, Investment Strategies and Risks

The Trust's Prospectus discusses the Trust's investment objective and strategies. The following discussion supplements the description of the Trust's investment strategies in its Prospectus.

Investment Objective

The Trust's objective is to provide you as high a level of current income exempt from Hawaii state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Hawaii state and regular Federal income taxes.

Supplemental Information Regarding Principal Investment Strategies

The following provides additional information about the Trust's principal investment strategies and risks and the securities in which the Trust may invest.

Percentage Limitations

The Trust's compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Trust's policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody's Investors Service, Inc. ("Moody's") , Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust's investment adviser will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Hawaiian Obligations which the Trust may purchase.

Additional Information About the Hawaii Economy

The Trust intends to invest a high proportion of its assets in Hawaii municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Hawaii issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Information concerning certain factors affecting the economy of the State of Hawaii is set forth in Appendix B to this SAI.

There can be no assurance that current or future economic difficulties in the United States or Hawaii and the resulting impact on the State will not adversely affect the market value of Hawaii municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Hawaii municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code") unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Hawaiian Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Hawaiian Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust generally will not purchase obligations of Hawaiian issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. "Municipality" is defined broadly by the Bankruptcy Code as a "political subdivision or public agency or instrumentality of a state" and may include various issuers of securities in which the fund invests. The reorganization of a municipality's debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund's investments.

When-Issued and Delayed Delivery Obligations

The Trust may buy Hawaiian Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Hawaiian Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Hawaiian Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Hawaiian Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Hawaiian Obligations.

Zero Coupon Securities

The Trust may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

The income-producing securities that the Trust might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Trust must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because the Trust would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Trust might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Trust might obtain such cash from selling other portfolio holdings which might cause the Trust to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Trust expenses could be allocated and may reduce the rate of return for the Trust. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Trust to sell the securities at the time.

Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Taxable Short-term Obligations

Although the Trust does not currently do so, it is permitted to purchase taxable short-term obligations. The "Taxable Short-Term Obligations" which the Trust may purchase are obligations maturing in one year or less from the date of purchase by the Trust which are either (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); (ii) commercial paper rated Prime-1 by Moody's or A-1 by S&P (see Appendix A); or (iii) bank obligations, such as certificates of deposit, bankers acceptances and fixed time deposits, issued by a domestic bank subject to regulation by the U.S. Government having total assets of at least $1.5 billion. Under normal market conditions the Trust cannot purchase Taxable Short-Term Obligations or purchase or sell Municipal Bond Index Futures, U.S. Government Securities Futures or options on Futures if thereafter more than 20% of its total assets would consist of such Obligations, cash, margin deposits on such Futures and margin deposits and premiums on options on such Futures, except for defensive purposes, i.e., in  anticipation of a decline or possible decline in the value of Hawaiian Obligations. The Trust may also invest in Taxable Short-Term Obligations (within such 20% limit) pending investment in Hawaiian Obligations of the proceeds of the sale of shares or the sale of Hawaiian Obligations. The Trust may enter into repurchase agreements as to Taxable Short-Term Obligations (see "Repurchase Agreements" below). Income from Taxable Short-Term Obligations and repurchase agreements is taxable and therefore is not included in the "exempt-interest" dividends which the Trust will pay.

Repurchase Agreements

The Trust may purchase securities (limited to Taxable Short-Term Obligations) subject to repurchase agreements. Repurchase agreements may be entered into only with commercial banks or broker/dealers. A repurchase agreement occurs when, at the time the Trust purchases a security, the Trust also resells it to the vendor and must deliver the security (or securities substituted for it) to the vendor on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities.") The Resold Securities will be held by the Trust's custodian bank. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Trust's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Trust's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest. However, in the opinion of the Trust this risk is not material since, upon default, the Resold Securities constitute security for the repurchase obligation. Repurchase agreements can be considered as "loans" collateralized by the Resold Securities (such agreements being recognized in the definition of "lend" in the Investment Company Act of 1940 (the "1940 Act")). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety. Additionally, the Adviser will regularly review the financial strength of all vendors of repurchase agreements to the Trust.

Tender Option Bond Inverse Floaters

The Trust can invest, under appropriate market conditions, in certain derivative instruments known as "inverse floaters" that are offered via "tender option bond" programs ("Tender Option Bond Inverse Floaters"). Although volatile, these instruments typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. The Trust will invest only in Tender Option Bond Inverse Floaters qualifying as "Hawaiian Obligations."  Hawaiian Obligations are a type of municipal obligation. They pay interest which in the opinion of bond counsel or other appropriate counsel at the time of issuance is exempt from regular Federal and Hawaii state income taxes. They include obligations of Hawaii issuers and certain non-Hawaii issuers, of any maturity.

Tender option bonds and their related inverse floaters are municipal-bond-derivative securities that provide for tax-free income at variable rates. In the tender option bond programs that the Trust will use, high quality longer-term municipal bonds, all of which will qualify as Hawaiian Obligations, are held in a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. These "tender option bonds" are eligible securities for municipal money market fund investments. A second class of investors has a residual income interest (earning the income produced by the underlying bonds net of program costs and of the variable income paid to the holders of the tender option bonds) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. Both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events. The value of the residual interest or Tender Option Bond Inverse Floater is accordingly generally more volatile than that of a fixed-rate municipal bond.

There are risks associated with Tender Option Bond Inverse Floaters.  Tender Option Bond Inverse Floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest rate received when short-term interest rates rise and increase the interest received when short-term rates fall. For these reasons, Tender Option Bond Inverse Floaters tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment due to the risk of reduced or eliminated interest payments on Tender Option Bond Inverse Floaters, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency.

Futures Contracts and Options

Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

Unlike when the Trust purchases or sells a Hawaiian Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Hawaiian Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Hawaiian Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Hawaiian Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Hawaiian Obligations being hedged. If the price of the Future or option moves less than the price of the Hawaiian Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Hawaiian Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Hawaiian Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Hawaiian Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Hawaiian Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Hawaiian Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Hawaiian Obligations being hedged if the historical volatility of the prices of the Hawaiian Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Hawaiian Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of Hawaiian Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Hawaiian Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Hawaiian Obligations which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

In connection with futures and options transactions, the Trust will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, the Trust may "cover" its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long"

futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Europe - Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Even though the Trust does not invest in securities of issuers located in Europe, these events could negatively affect the value and liquidity of the Trust's investments due to the interconnected nature of the global economy and capital markets.  The Trust may be susceptible to these events to the extent that the Trust invests in municipal obligations with credit support by non-U.S. financial institutions.

Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that the Trust may use.

Cash Management and Defensive Investing

Cash Management.   The Trust may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing.  The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Money market instruments or short-term debt securities held by the Trust for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Trust will not earn income on the cash and the Trust's yield will go down. If a significant amount of the Trust's assets are used for cash management or defensive investing purposes, it will be more difficult for the Trust to achieve its investment objective.

Supplemental Information Regarding Other Risks

Cyber Security Issues

With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Trust's administrator, adviser, transfer agent, distributor and other service providers (including, but not limited to, the Trust's custodian and financial intermediaries), and the issuers of securities in which the Trust invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its NAV, impediments to trading, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Trust's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cyber security plans and systems put in place by the Trust's service providers and issuers in which the Trust invests. The Trust and its shareholders could be negatively impacted as a result.

Trust Policies

Investment Restrictions

The Trust has adopted certain fundamental investment policies which, along with the Trust's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust.  For this purpose, a majority of the outstanding shares of the Trust means the vote of the lesser of (a) 67% or more of the dollar value of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust's outstanding shares. The Board may change non-fundamental investment policies at any time.  The Trust's fundamental policies are set forth below:

(1)	The Trust may not borrow money except as permitted by the 1940 Act.

(2)	The Trust may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The Trust may lend money or other assets to the extent permitted by the 1940 Act.

(4)	The Trust may not issue senior securities except as permitted by the 1940 Act.

(5)	The Trust may not purchase or sell real estate except as permitted by the 1940 Act.

(6)	The Trust may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)	The Trust may not make any investment if, as a result, the Trust's investments will be concentrated in any one industry, except as permitted by the 1940 Act.

(8)	At least 80% of the Trust's net assets will be invested in municipal obligations that pay interest exempt in the opinion of bond counsel from Hawaii state and regular Federal income taxes.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the Trust does not contemplate borrowing for leverage, but if the Trust does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Trust to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

The Trust may pledge its assets and guarantee the securities of another company without limitation, subject to the Trust's investment policies (including the Trust's fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Trust's policies on senior securities. If the Trust were to pledge its assets, the Trust would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Trust's Board, Adviser and Administrator regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Trust to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Trust from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes that the income justifies the attendant risks. The Trust also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent the Trust from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as Trust obligations that have a priority over the Trust's shares with respect to the payment of dividends or the distribution of Trust assets. The 1940 Act prohibits a fund from issuing senior securities except that a fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Trust from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Trust characterizes investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. The Trust may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the Trust as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Trust may rely upon available industry classifications.

The Trust's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Trust

The Board of Trustees

The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and any sub-advisory agreement and their annual renewal, contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.

The Trust has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust.  The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust's internal accounting procedures and controls.  The Audit Committee held two meetings during the last fiscal year.

The Trust has a Nominating Committee, consisting of all of the non-interested Trustees.  The Trust's Nominating Committee did not meet during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Trust's business and operations as an integral part of its responsibility for oversight of the Trust.  The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall oversight of the Board of Trustees, the Trust and the Adviser, the Administrator, and other service providers to the Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

      The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust's activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Trust (who are also officers and/or employees of the Administrator), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Trust, such as the Trust's independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Trust, the Adviser, the Administrator or other service providers. As a result of the foregoing and other factors, the Board of Trustees' risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Adviser and Administrator, and otherwise enhance the Board of Trustees' oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Trust invests primarily in municipal obligations issued by the State of Hawaii, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees and officers of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Name and(1)(2) Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)
Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Administrator, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and(1)(2) Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Richard L. Humphreys Kaneohe, HI (1943)	Chair of the Board since 2013 and Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002; formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	1
Board of Directors, The Castle Group, Inc.; Board of Directors, Kahua Ranch Ltd.; formerly Trustee, Pacific Capital Funds®; formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012; formerly Board of Directors, Bishop Museum; formerly Board of Directors, Friends of the Cancer Research Center.

Bert A. Kobayashi, Jr. (7) Honolulu, HI (1970)	Trustee since 2009	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009; Vice President, Nikken Holdings, LLC (real estate investment) from 2003 to 2010; interested in a number of other real estate companies in Hawaii.	1	Hawaiian Electric Company, Inc.; formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012.
Glenn P. O'Flaherty Denver, CO (1958)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012.

Name and(1)(2) Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Russell K. Okata Honolulu, HI (1944)	Trustee since 1992	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	5
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012.

(1)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(2)  The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)Ms. Herrmann is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and Manager of the Distributor.

(6) The "Aquila Group of Funds" includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the "Aquila Municipal Bond Funds"; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) During the two most recently completed calendar years, Mr. Kobayashi held direct or indirect interests in entities that entered into loan and other transactions with Bank of Hawaii (of which the Adviser is a division): (a) Mr. Kobayashi is the manager of, and holds interests in, two limited liability companies that have outstanding loans with Bank of Hawaii  in the total amount of $4,000,000, of which the amount outstanding on December 31, 2015 was $1,925,000, and $3,800,000, of which the amount outstanding on December 31, 2015 was $1,312,000, respectively.  (b) Mr. Kobayashi is the managing member of, and holds an interest in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with Bank of Hawaii, and (ii) has entered into an International Swaps and Derivatives Association, Inc.  ("ISDA") master swap agreement with Bank of Hawaii.  The total loan amount is $13,500,000 and the amount outstanding on December 31, 2015 was $13,500,000.  The notional amount of the swap agreement is $13,500,000. (c) Mr. Kobayashi is the manager of, and holds direct and indirect interests in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with Bank of Hawaii, and (ii) has entered into a ISDA master swap agreement with Bank of Hawaii.  The total loan amount is $41,500,000 and the amount outstanding on December 31, 2015 was $38,702,836.  The notional amount of the swap agreement is $41,500,000. (d) Mr. Kobayashi is the manager of, and holds interests in, two entities which have an indirect interest in a limited liability company that has an outstanding loan with Bank of Hawaii.  Bank of Hawaii's share of the total loan amount is $27,382,018. (e) Mr. Kobayashi is a managing director of, and holds an interest in, an entity which is the general partner of a fund that is the sole member of an entity (of which Mr. Kobayashi is a managing director) that has an outstanding loan with Bank of Hawaii. The total loan amount is $34,300,000, of which the amount outstanding on December 31, 2015 was $34,300,000.  (f) Mr. Kobayashi is a member of, and holds an interest in, a limited liability company that obtained a loan from Bank of Hawaii in the total amount of $10,000,000, of which the amount outstanding on December 31, 2015 was $0.  (g)  Mr. Kobayashi is a member of, and  holds interests in, two entitles that have interests in a limited liability company that has an outstanding loan with Bank of Hawaii.  The total loan amount is $1,350,000 and the amount outstanding on December 31, 2015 was $550,000.  (h) Mr. Kobayashi is the managing director of, and holds an interest in, an entity which is the manager of a limited liability company that has an outstanding loan with Bank of Hawaii.  Bank of Hawaii's share of the total loan amount is $35,000,000.
Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator's parent since 2003; Chief Operating Officer of the Administrator and the Administrator's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President since 2010
Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds:  Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Paul G. O'Brien New York, NY (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors LLC since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)  The mailing address of each officer is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) The term of office of each officer is one year.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Trust at this time in light of the Trust's business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 28 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation ("Aquila"), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Richard L. Humphreys:	Experienced in banking and finance as an executive as detailed above and mutual fund governance as an investment company board member for 11 years.
Bert A. Kobayashi, Jr.:	Experienced in local government affairs and local real estate as a real estate executive as detailed above and mutual fund governance as an investment company board member for 7 years.
Glenn P. O'Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 10 years.

Russell K. Okata:
Experienced in local government affairs as an executive and as a board member of various union and other organizations as detailed above and mutual fund governance as an investment company board member for over 23 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the Securities and Exchange Commission (the "SEC"), do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/15)

Following is information regarding the holdings of each Trustee in the Trust.

Name of Trustee	Dollar Range of Ownership in Hawaiian Tax-Free Trust(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds (1)
Interested Trustee
Diana P. Herrmann	C	E
Non-interested Trustees
Richard L. Humphreys	E	E
Bert A. Kobayashi, Jr.	C	C
Glenn P. O'Flaherty	C	E
Russell K. Okata	E	E

(1) A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser or the Distributor.

Trustee Compensation

The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2016, the Trust paid a total of $221,683 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Trust for the Fiscal Year ended March 31, 2016	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2016	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2016
Richard L. Humphreys	$55,000	$55,000	1
Bert A. Kobayashi, Jr.	$38,500	$38,500	1
Glenn P. O'Flaherty	$50,104	$143,000	8
Russell K. Okata	$39,167	$66,500	5

Class A Shares of the Trust may be purchased without a sales charge by the Trust's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)

Ownership of Securities

On July __, 2016, the following persons held 5% or more of any class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

[TO BE ADDED BY AMENDMENT]

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Additional 5% shareholders

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of the Trust's outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Information about the Adviser, the Administrator/Business Manager and the Distributor

Management Fees

During the fiscal years listed, the Trust incurred management fees (investment advisory fees and administration fees) as follows:

	Adviser	Administrator/Business Manager
2016	$1,775,998	$1,698,774
2015	$1,802,623	$1,724,241
2014	$1,914,584	$1,834,831

The management fees are treated as Trust expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust.  Under the Distribution Agreement, the Distributor is responsible for the  payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The Distributor is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.

The Advisory Agreement

Asset Management Group of the Bank of Hawaii, Financial Plaza of the Pacific, 130 Merchant Street, Suite 370, Honolulu, HI 96813, supervises the investment program of the Trust and the composition of its portfolio. The Adviser is a division of Bank of Hawaii ("BOH"), all of whose shares are owned by Bank of Hawaii Corporation ("BOH Corp."). As of March 31, 2016, the Adviser had approximately $[__] billion in assets under management.  BOH Corp. is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and its common stock is registered under the Securities Exchange Act of 1934 and is listed and traded on the New York Stock Exchange.  BOH Corp. files annual and periodic reports with the SEC which are available for public inspection.

The services of the Adviser are rendered under an Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser, provided that if a Trustee is an affiliate of the Adviser solely by reason of being a member of its Board of Directors, the Trust may pay compensation to such Trustee, but at a rate no greater than the rate it pays to its other Trustees. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to its shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Trust's Distributor (principal underwriter) are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

Under the Advisory Agreement, the Trust currently pays an investment advisory fee at the annual rate of 0.23% of the Trust's net asset value on assets up to and including $875 million; 0.17% of the Trust's net asset value on assets between $875 million and $1.5 billion; and 0.155% of the Trust's net asset value on assets over $1.5 billion.  Prior to November 1, 2012, the Trust paid an investment advisory fee at the annual rate of 0.14% of the Trust's net asset value.

The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

The Advisory Agreement contains the provisions as to the Trust's portfolio transactions described under "Brokerage Allocation and Other Practices."

The Administration Agreement

Under an Amended and Restated Administration and Business Management Agreement (the "Administration Agreement"), Aquila Investment Management LLC as Administrator/Business Manager (the "Administrator/Business Manager" or the "Administrator"), at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Trust and pays all compensation of the Trust's Trustees, officers and employees who are affiliated persons of the Administrator. The Administrator's offices are located at 120 West 45th Street, Suite 3600, New York, NY  10036.

Under the Administration Agreement, subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio. Such administrative services include, but are not limited to, maintaining books and records (other than accounting books and records) of the Trust, and overseeing all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Trust and for the sale, servicing, or redemption of the Trust's shares.

Under the Administration Agreement, the Trust currently pays an administration fee at the annual rate of 0.22% of the Trust's net asset value.  Prior to November 1, 2012, the Trust paid an administration fee at the annual rate of 0.26% of the Trust's net asset value.

As part of its administrative services to the Trust; the Administrator (i) provides office space, personnel, facilities, and equipment for the performance of the following functions and for the maintenance of the Trust's headquarters; (ii) oversees all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Trust's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative and management matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Trust's shares; (iii) provides to the Adviser and to the Trust statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) maintains the Trust's books and records (other than accounting books and records), and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the SEC and any other governmental agencies, and tax returns, and oversees the Trust's insurance relationships; (v) prepares, on the Trust's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Trust's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Trust pays its own legal and audit expenses, to the extent that the Trust's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Trust.

The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Trust and the Adviser; it may be terminated by the Trust at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Trust shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Trust. In either case the notice provision may be waived.

The Administration Agreement provides that the Administrator shall not be liable for any error in judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Trust agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

Additional Information About the Portfolio Management Team

The municipal management team consists of Mr. Stephen Rodgers, Ms. Janet Katakura, and Ms. Yvonne Lim Warren who are responsible for the day-to-day management of the Trust.  The portfolio managers also manage two other tax free mutual funds with total aggregate assets of approximately $[___] million. These bond funds are managed with similar strategies and objectives; however, the duration targets may differ depending on client needs and they are, therefore, managed to differing benchmark indices.  No portfolio manager manages pooled investment vehicles.

In addition, in aggregate, each portfolio manager manages 64 other accounts with aggregate assets of approximately $[___] million as investment managers for BOH, but not under the Asset Management Group.  The compensation paid by these clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated.  Generally, compensation by these clients and the funds is computed as a percentage of assets under management.  No account or fund has performance-based fees.  There are in general no situations where the Trust's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of the Trust's investment program - a factor that affects all accounts sharing the same investment strategy.  In such situations, the Investment Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and applicable compliance procedures.

Mr. Rodgers, Mrs. Katakura and Ms. Warren are employed and compensated by BOH, and not the Trust. Under BOH's compensation program, a portfolio manager's incentive compensation is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by BOH's management in the case of separate accounts. This compensation program is intended to align the portfolio manager's level of expertise relative to the success of those funds and accounts. BOH's overall compensation program is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.

For the portion of the incentive bonus related to portfolio performance, two measures are used: 1) performance of the portfolio relative to the benchmark index, and 2) performance of the portfolio relative to a peer group of similarly managed funds. The percentage payout calculations are scaled such that if performance is at or below a minimum threshold (i.e. below the benchmark or peer group median), no bonus for performance will be paid, if slightly above, a small percentage is paid and if well above, the maximum percentage can be paid.

Like all employees of BOH, the portfolio managers are eligible to participate in BOH's Retirement Savings Plan. Under the Plan, various types of contributions are made to employees by BOH including value (profit) sharing, BOH match (which is linked to a participant's 401(k) savings contributions) and BOH fixed contribution. If the portfolio manager is a certain grade level or higher, he or she is also eligible to participate in a restricted share program where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of BOH. This component of the compensation program is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the Trust

[As of March 31, 2016, Ms. Katakura and her immediate family owned between $10,001 - $50,000 of securities of the Trust. Mr. Rodgers and his immediate family did not own shares of the Trust.  Ms. Warren and her immediate family do not own shares of the Trust.]

Information about the Administrator

The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2016, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $[___] billion, of which approximately $[___] billion consisted of assets of the tax-free municipal bond funds.  AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Administration Agreement is guaranteed by AMC.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Trust and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
2016	$674,152	$62,439
2015	$613,161	$65,041
2014	$679,625	$88,635

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase Plus Value of A ll Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Adviser, Administrator, or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors LLC (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.20 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Adviser, Administrator or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a  "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

 Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Adviser, Administrator or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level- Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

 Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of the Trust represented by Class I Shares is currently authorized by the Trustees of the Trust.  Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and  maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Adviser, Administrator or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of

Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and  mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

During the fiscal year ended March 31, 2016, payments were made under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation.  No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2016.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2016, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Part I	$1,336,016	$63,310	$1,272,706
Part II	$438,176	$136,160	$302,016
All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Trust's Distribution Plan, the Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares

beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Investment Management LLC or any successor serving as administrator of the Trust.

Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended March 31, 2016, $146,058 was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Investment Management LLC or any successor serving as administrator of the Trust.

Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified

Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended March 31, 2016.

General Provisions

While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Distributor or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Adviser, Administrator or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Trust, the Administrator, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Trust's Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

The Trust's Custodian, BNY Mellon, 225 Liberty Street, New York, New York 10286, is responsible for holding the Trust's assets.

The Trust's independent registered public accounting firm, [________________________], performs an annual audit of the Trust's financial statements.

Brokerage Allocation and Other Practices

During the Trust's three most recent fiscal years, all of the Trust's portfolio transactions were principal transactions and no brokerage commissions were paid.

The Adviser shall select such broker/dealers ("dealers") as shall, in the Adviser's judgment, as applicable, implement the policy of the Trust to seek to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.   Municipal obligations, including state obligations, purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Trust may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. In allocating transactions to dealers, the Adviser, as applicable, is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Trust recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Trust and may be used for the benefit of the Adviser or its other clients.  The Trust did not engage in any such affiliated brokerage transactions during its three most recent fiscal years.

Capital Stock

The Trust has four classes of shares.

* Front-Payment Class Shares ("Class A Shares") are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds.  There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC").  Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares of the Trust.

* Level-Payment Class Shares ("Class C Shares") are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.  Class C Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Institutional Class Shares ("Class Y Shares") are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of the Trust are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

*Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of the Trust are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Trust.  In addition, Class I Shares may pay a service fee of up to 0.25 of 1% of such assets.

As an open-end management investment company, the Trust continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Purchase, Redemption and Pricing of Shares." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Trust are fully paid and non-assessable. Shares will remain on deposit with the Trust's transfer agent and certificates will not normally be issued.

The Trust is the sole series of Hawaiian Tax-Free Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of the Trust, designated as Class A, Class C, Class I and Class Y shares. Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of the Trust, shareholders of each class of the Trust are entitled to share pro rata in the Trust's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of the Trust represent an interest in the same portfolio of investments of the Trust. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

(i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila fund shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None
The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Trust when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

"Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever  is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

"Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

* current and former Trustees and officers of any funds in the Aquila Group of Funds;

*	the directors, managers, officers and certain employees, former employees and representatives of the Administrator, the Distributor, the Adviser and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

* selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

* certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

 Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

 Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria, which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.
At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Accordingly, Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed.

Investors may exchange securities acceptable to the Adviser and the Administrator for shares of the Trust.  The Trust believes such exchange provides a means by which holders of certain securities may invest in the Trust without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Administrator a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Administrator will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Administrator has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Trust's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Trust's portfolio securities are valued each day. Shares of the Trust having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Trust, in connection with the sale, servicing or retention of Trust shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Trust shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Trust.

Such additional compensation (which is sometimes referred to as "revenue sharing") is paid out of the Distributor's (or related company's) own resources, without additional charge to the Trust or its shareholders, although such resources may include profits derived from services provided to the Trust.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Trust and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor's personnel;

•	participation in the financial advisor's conferences and meetings;

•	advertising of the Trust's shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Trust's shares through the financial advisor's automated trading platform;

•	access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Trust representatives;

•	inclusion of the Trust and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc.,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Trust no longer issues share certificates.  If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of the Trust have an exchange privilege as set forth below. Exchanges can be made among this Trust and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Trust for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time on not less than 60 days' written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

800-437-1000 toll-free

Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for the Trust's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds.

"Transfer on Death" Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long  as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding.  Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and

Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

The Trust has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Trust's net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Trust.

Limitation of Redemptions in Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Trust policies, the Administrator publicly discloses the complete schedule of the Trust's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Trust's schedule of portfolio holdings for the most recently completed period by accessing the information on the Trust's website at www.aquilafunds.com.

In addition, the Administrator may share the Trust's non-public portfolio holdings information with pricing services and other service providers to the Trust who require access to such information in order to fulfill their contractual duties to the Trust.  The Administrator may also disclose non-public information regarding the Trust's portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Trust and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Trust's shareholders and the Trust's Administrator, Adviser, Distributor or any affiliated person of the Trust, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Trust, the Administrator and the Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Trust currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	[___________________], its independent registered public accounting firm, as soon as practicable following the Trust's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

The Trust also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting the Trust and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Trust. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Trust and Its Investments

The Trust has elected to be treated, and intends to qualify each year, as a "regulated investment company" or "RIC" under Subchapter M of the Code. To so qualify, the Trust must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Trust's taxable year, (i) at least 50% of the market value of the Trust's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Trust's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Trust controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more "qualified publicly traded partnerships."

As a regulated investment company, the Trust will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Trust must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. The Trust will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Trust were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of a failure to qualify, the Trust's distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Trust were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Trust may cure a failure to qualify as a regulated investment company, but in order to do so the Trust may incur significant Trust-level taxes and may be forced to dispose of certain assets. If the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, the Trust would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Trust to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Trust and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Trust anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Trust's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Trust (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Trust, and defer Trust losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Trust to "mark to market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Trust to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and  maintain qualification for treatment as a regulated investment company.

The Trust may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or "appreciated financial positions" or (2) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Carryforwards") are available to be applied against future capital gains, if any, realized by the Trust prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 ("Post-2010 Carryforwards") may generally be carried forward without limit, and such carryforwards must be exhausted before the Trust will be permitted to utilize any Pre-2011 Carryforwards.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Trust may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At March 31, 2016, the Trust had Pre-2011 Carryforwards with expiration dates as follows:

Pre-2011 Carryforward	Expiration Date
$[_________]	March 31, 2017
$[_________]	March 31, 2018
$[_________]	March 31, 2019

At March 31, 2016, the Trust had short-term and long-term Post-2010 Carryforwards as follows:

Post-2010 Carryforward	Character
$[_________]	Short-term
$[_________]	Long-term

Taxation of U.S. Shareholders

Dividends and other distributions by the Trust are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Trust in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Trust intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, the Trust retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Trust will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Trust on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Exempt-interest dividends paid by the Trust are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Trust reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Trust. None of the Trust's distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to "qualified dividend income" in the hands of an individual shareholder.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gains from redemptions of Trust shares are generally taken into account in determining a shareholder's "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions in excess of the Trust's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his or her shares of the Trust, and as a capital gain thereafter (if the shareholder holds his or her shares of the Trust as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  The shareholder's aggregate tax basis in shares of the Trust will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the Trust will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Trust is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Trust that represents income derived from certain revenue or private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by the Trust may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal "branch profits" tax, or the Federal "excess net passive income" tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Trust will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Trust, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Trust, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Trust's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Backup Withholding

The Trust may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. Federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Trust's taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Trust to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Trust to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Unless certain non-U.S. entities that hold Trust shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Trust distributions (other than exempt-interest dividends) payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting

The Trust or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Trust shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Trust will also report the shareholder's basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.  If a shareholder has a different basis for different shares of the Trust held in the same account (e.g., if a shareholder purchased Trust shares held in the same account when the shares were at different prices), the Trust will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method. The Trust's default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder's Trust shares in the account.

Shareholders may instruct the Trust to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker's default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Trust and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Underwriters

The Distributor acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended March 31, 2016 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$62,439	None	None	None(1)

(1)Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

Proxy Voting Policies

Information regarding how the Trust voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available without charge (1) by calling our toll-free number

(1-800-437-1020), (2) at www.aquilafunds.com, and (3) on the SEC's website at www.sec.gov. The Adviser's proxy voting policies and procedures follow:

The Investment Advisor Oversight Committee (IAOC) has primary responsibility for establishing proxy voting policy and overseeing the proxy voting process of the Asset Management Group (AMG).

On rare occasions, it will be necessary for AMG to vote proxies on matters relating to securities held in the fixed income funds it manages.  AMG will generally vote proxies in accordance with the voting recommendations of Institutional Shareholder Services (ISS), a third-party proxy voting service to which Bank of Hawaii subscribes.

The ISS proxy voting guidelines reflect normal voting positions on certain issues, but will not apply in every situation.  Issues designated in the ISS guidelines that are to be voted on a case-by-case basis may be voted according to ISS recommendations or, if appropriate, as determined by AMG.  Even when the guidelines specify how AMG should vote on a particular issue, AMG may choose to vote differently if it is determined that doing so will be in the clients' best interests.

When facing conflicts between the interests of AMG and those of AMG clients, AMG will act in the best interests of its clients and take no action contrary to those interests.

As examples of potential conflicts of interest, AMG has identified the following:

1.	A principal of AMG or any person involved in the proxy decision making process currently serves on the board of directors of the company to which the proxy vote relates.

2.
An immediate family member of a principal of AMG or any person involved in the proxy decision making process currently serves as a director or executive officer of the company to which the proxy vote relates.

3.	A potential or existing client battling a contentious shareholder proposal may ask for our vote in exchange for granting AMG business opportunities or other considerations.

The foregoing is not intended to be an exhaustive list of potential conflicts of interest.

The process of screening for conflicts of interest that could influence proxy voting may include, but is not limited to, the following:

1.	Identify any situation where AMG does not intend to vote in accordance with ISS proxy voting guidelines;

2.	Determine who (portfolio manager, AMG executive, client, etc.) is attempting to influence AMG to vote contrary to its proxy voting policy or guidelines;

3.	Review requests that would result in voting contrary to proxy voting policy or guidelines;

4.	Determine if a conflict exists, and submit the matter to the IAOC for a final decision on how to handle the voting of the proxy (e.g., retain outside counsel, abstain from voting, etc.); and

5.	As appropriate, report any conflict of interest and the resolution of that conflict to the board of trustees of any registered investment company for which AMG serves as investment adviser.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody's Investors Service, Inc.'s Long-Term Obligation Ratings:

Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody's appends numerical modifiers "1", "2" and "3" to each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Description of Moody's Investors Service, Inc.'s Short-Term Obligation Ratings:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody's Investors Service, Inc.'s U.S. Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated "SG," or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor's Ratings Group's Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C—A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Description of Standard & Poor's Ratings Group's Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor's Ratings Group's Municipal Short-Term Note Ratings Definitions:

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor's Ratings Group's Dual Ratings:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Description of Standard & Poor's Ratings Group's Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Description of Fitch Ratings' Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC—Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

Description of Fitch Ratings' Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. 'CC' ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. 'C' ratings indicate that default appears imminent or inevitable.

D—Default. 'D' ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—"Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. "Imminent" default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings' opinion, irreversible "write-down" of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where Fitch Ratings believes the "write-down" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "write-down" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "write-down" later be deemed irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or categories below 'B'.

Description of Fitch Ratings' Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings' Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as "expected", alternatively referred to as "expects to rate" or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings' expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer's decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

"Interest-Only" Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

"Principal-Only" Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

"Rate of Return" Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol "PIF".

NR: A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE HAWAII ECONOMY AND
HAWAIIAN OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Hawaii ("Hawaii" or the "State"). The sources of payment for Hawaii municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the Hawaii State Department of Business, Economic Development and Tourism ("DBEDT") Second Quarter 2015 Quarterly Statistical and Economic Reports ("QSER") or otherwise prepared by DBEDT, reports prepared by state government and budget officials and statement of issuers of Hawaii municipal obligations, and other publicly available documents. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Trust has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Trust does not undertake any obligation to update such information. Such information is included herein without the express authority of any Hawaii issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

General

The State was admitted into the Union on August 21, 1959, as the fiftieth state.  It is an archipelago of eight major islands, seven of which are inhabited, plus 124 named islets, totaling 6,425 square miles in land area, located in the Pacific Ocean in the Northern Hemisphere, mostly below the Tropic of Cancer, about 2,400 statute miles from San Francisco.  The State is slightly larger than the combined area of the States of Connecticut and Rhode Island and ranks forty-seventh of the fifty states in land area, being also larger in area than the State of Delaware.  The island of Hawaii is the largest island, with 4,028 square miles in area.  The other inhabited islands, in order of size, are Maui, Oahu, Kauai, Molokai, Lanai and Niihau.  According to the U.S. Census, the total population of the State was 422,770 in 1940, 499,794 in 1950, 632,772 in 1960, 769,913 in 1970, 964,691 in 1980, 1,115,274 in 1990, 1,211,537 in 2000 and 1,360,301 in 2010, making the State the 40th most populous state in the Union as of 2010.  The City and County of Honolulu consists of the island of Oahu (plus some minor islets) with a land area of 599.8 square miles.  The capital of the State and the principal port are located on Oahu.  According to the 2010 U.S. Census, about 70.1 percent of the population of the State lives on Oahu.  Hawaii's population exhibits greater ethnic diversity than other states because it is descended from immigrants from Asia as well as from Europe and the mainland United States.  Based on the 2010 U.S. Census, approximately 38.6 percent of the State's population is of Asian descent and about 24.7 percent of the State's population is Caucasian.  Native Hawaiians and other Pacific Islanders constitute 10.0 percent of the population.  The balance consists of people of mixed races and other races, such as African Americans and American Indians.

State Government

The Constitution of the State provides for three separate branches of government: the legislative branch, the executive branch and the judicial branch. The legislative power is vested in a bicameral Legislature consisting of a Senate of twenty-five members elected for four year terms and a House of Representatives of fifty-one members elected for two year terms. The Legislature convenes annually. The executive power is vested in a Governor elected for a four year term. In the event of the absence of the Governor from the State, or his or her inability to exercise and discharge the powers and duties of his or her office, the Lieutenant Governor, also elected for a four year term, serves as the chief executive. Under the Constitution, the judicial power is vested in a Supreme Court, one intermediate appellate court, circuit courts, district courts, and such other courts as the Legislature may from time to time establish. Pursuant to statute, the Legislature has established four circuit courts, four district courts and an intermediate appellate court. The executive and administrative offices are limited to not more than twenty principal departments under the supervision of the Governor. The executive functions have in fact been grouped into eighteen departments. The heads of the departments are appointed by the Governor, with the advice and consent of the Senate, and hold office for a term to expire with the term of the Governor. The Department of Budget and Finance is one of the principal departments permitted by the Constitution of the State, with the head of said department being designated as the Director of Finance. Under the general direction of the Governor, the Department of Budget and Finance administers the State's proposed six year program and financial plan, the State budget, and financial management programs of the State.

The Counties and Their Relationship to the State

There are four counties in the State: the City and County of Honolulu, the County of Maui, the County of Hawaiʻi and the County of Kauaʻi (and one quasi county, Kalawao). Each of the counties has a separate charter for its government, each of which provides for an elected mayor and an elected council. The mayor is the chief executive and the council is the legislative body. There are no independent or separate cities or other municipalities, school districts or townships. The State government of Hawaiʻi has total responsibility for many functions that are performed by or shared by local governments in most other parts of the United States. For example, the State pays all costs in connection with the public school system, libraries, public welfare, and judiciary. The greatest expenditures by the State in past years have been in the areas of education and public welfare. The counties' major areas of responsibility and expenditure are in police and fire protection, waste disposal, water and sewer facilities, and secondary streets and highways.

Education System

Unlike most other states, the State operates a statewide public school system for elementary, intermediate, and high schools. In addition, the States operates a statewide public community college and university system. In the 2014-2015 school year, system enrollment decreased from a total of 185,930 in the 2013-2014 school year to a projected total of 182,704 in 288 K-12 public schools (includes 32 charter schools).  The public education system at all levels (elementary, intermediate, high school, colleges and universities) is financed at the State level rather than the local level. This includes both capital outlays and costs of operation.

The University of Hawaiʻi was established in 1907 on the model of the American system of land grant universities created initially by the Morrill Act of 1862. In the 1960s and 1970s, the University was developed into a system of accessible and affordable campuses. These institutions currently include:

1.
a research university at Mānoa, offering a comprehensive array of undergraduate, graduate and professional degrees through the doctoral level, including law, and a medical school and new cancer research center  at Kakaako in downtown Honolulu;

2.
a comprehensive, primarily baccalaureate institution at Hilo, offering professional programs based on a liberal arts foundation and selected graduate degrees; a College of Pharmacy with a four-year curriculum leading to a Doctor of Pharmacy degree, seated its inaugural class in the fall of 2007;

3.	a baccalaureate institution at West Oʻahu, for which a new permanent campus was opened in August 2012, offering degrees in the liberal arts and professional studies; and
4.	a system of seven open door community colleges spread across the islands of Kauaʻi, Oʻahu, Maui and Hawaiʻi, offering quality liberal arts and workforce programs.

In the fall of 2014, 57,284 students attended the University of Hawaii System, 19,378 on the Manoa campus.

No Voter Initiative and Referendum

The Hawaii State Constitution and Hawaiʻi state law do not authorize either State-wide voter initiatives (that is, the electoral process by which a percentage of voters can propose legislation and compel a vote on it to enact such a measure) or State-wide referendum actions (that is, the process of referring a state legislative act or an important public issue to the public for their final approval by public vote). The issuance of bonds is not subject to approval by public vote.

DEBT STRUCTURE

Types of Bonds Authorized by the Constitution

The Constitution of the State empowers the Legislature to authorize the issuance of four types of bonds (defined by the Constitution as bonds, notes and other instruments of indebtedness): general obligation bonds (defined by the Constitution as all bonds for the payment of the principal and interest for which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds hereinafter defined); bonds issued under special improvement statutes; revenue bonds (defined by the Constitution as all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program and any loan made thereunder and secured as may be provided by law); and special purpose revenue bonds (defined by the Constitution as all bonds payable from rental or other payments made to an issuer by a person pursuant to contract and secured as may be provided by law, including a loan program to a state property insurance program providing hurricane coverage to the general public). Under the Constitution, special purpose revenue bonds shall only be authorized or issued to finance facilities of or for, or to loan the proceeds of such bonds to assist, manufacturing, processing or industrial enterprises, certain not‑for‑profit private schools, utilities serving the general public, health care facilities provided to the general public by not‑for‑profit corporations, early childhood education and care facilities provided to the general public by not‑for‑profit corporations, agricultural enterprises serving important agricultural lands, or low and moderate income government housing programs. All bonds of the State other than special purpose revenue bonds must be authorized by a majority vote of the members to which each house of the Legislature is entitled. Special purpose revenue bonds of the State must be authorized by two-thirds vote of the members to which each house of the Legislature is entitled.

Outstanding Indebtedness and Debt Limit

The Constitution provides that determinations of the total outstanding indebtedness of the State and the exclusions therefrom shall be made annually and certified by law or as prescribed by law. General obligation bonds may be issued by the State, provided that such bonds at the time of issuance would not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. For the purposes of such determination, General Fund revenues of the State do not include moneys received as grants from the federal government and receipts in reimbursement of any reimbursable general obligation bonds which are excluded in computing the total indebtedness of the State.

In order to carry out the provisions contained in the Constitution, the Legislature enacted Part IV of Chapter 39, HRS ("Part IV"), to require the Director of Finance to prepare statements of the total outstanding indebtedness of the State and the exclusions therefrom and of the debt limit of the State evidencing the power of the State to issue general obligation bonds and, prior to the issuance of any general obligation bonds, to find that the issuance of such bonds will not cause the debt limit of the State to be exceeded. Part IV provides that such statements shall be prepared as of July 1 of each year and submitted to the Legislature no later than December 1 of such year.  The July 1, 2014 statement is the most recent such statement prepared and submitted to the Legislature.

The summary statement of debt limit of the State evidencing the power of the State to incur indebtedness sets forth the General Fund revenues of the State, exclusive of federal grants, for the fiscal years ended June 30, 2012, 2013 and 2014 and the net General Fund revenues after required exclusions, the average of the said three fiscal years, and the limit of total principal and interest which may be payable in any fiscal year.  The greatest amount of principal and interest payable in any fiscal year on the outstanding general obligation indebtedness as of November 1, 2014 and on the Bonds, after exclusions therefrom permitted by the Constitution, is $687,999,746 in the fiscal year ending June 30, 2016.

As calculated from the State Comptroller's Bond Fund report as of September 30, 2014, the amount of authorized but unissued general obligation bonds (including the Series EO Bonds and the Series EQ Bonds) is $3,050,860,248.  Such amount does not include general obligation refunding bonds such as the Refunding Bonds.  These authorized but unissued general obligation bonds are scheduled to be issued prior to June 30, 2017.

Exclusions

The Constitution contains nine general provisions excluding certain types of bonds (including certain general obligation bonds) when determining the power of the State to issue general obligation bonds or the funded debt of any political subdivision. Six of these exclusions are described below. As stated above, the limitation on indebtedness of the State under the Constitution applies only to the power to issue general obligation bonds, and the limitation is measured by the debt service on general obligation bonds against the three year average of General Fund revenues. The three exclusions relating to revenue bonds, special purpose revenue bonds, and bonds issued under special improvement statutes for which the only security is the properties benefited or assessments thereon are chiefly of concern to counties when computing the funded debt of counties.

One of the nine exclusionary provisions excludes bonds that have matured, or that mature in the then current fiscal year, or that have been irrevocably called for redemption and the redemption date has occurred or will occur in the then current fiscal year, or for the full payment of which moneys or securities have been irrevocably set aside.

Another of the exclusionary provisions excludes reimbursable general obligation bonds (defined in the Constitution as general obligation bonds issued for a public undertaking, improvement or system from which revenues, or user taxes, or a combination of both, may be derived for the payment of the principal and interest as reimbursement to the General Fund and for which reimbursement is required by law, and, in the case of general obligation bonds issued by the State for a political subdivision, general obligation bonds for which the payment of the principal and interest as reimbursement to the General Fund is required by law to be made from the revenues of the political subdivision) issued for a public undertaking, improvement or system, but only to the extent that reimbursements to the General Fund are made from the net revenues, or net user tax receipts, or combination of both, derived from the particular undertaking, improvement or system or payments or return on security under a loan program or a loan thereunder for the immediately preceding fiscal year, with the result that the amount of reimbursable general obligation debt excluded will vary from year to year. A "user tax" is defined by the Constitution as a tax on goods or services or on the consumption thereof, the receipts of which are substantially derived from the consumption, use or sale of goods and services in the utilization of the functions or services furnished by a public undertaking, improvement or system, provided that mortgage recording taxes shall constitute taxes of a State property insurance program. Thus, for example, the aviation fuel tax is a user tax insofar as the airports system of the State is concerned, since the tax is substantially derived from the sale of a good (aviation fuel) in the utilization of the functions of the airports, but the aviation fuel tax would not be a user tax so far as schools or a stadium is concerned, since the tax is not derived from the consumption or use or sale of goods in using schools or a stadium.

Two other exclusionary provisions exclude (a) reimbursable general obligation bonds of the State issued for any political subdivision, but only for so long as reimbursement by the political subdivision to the State for the payment of principal and interest on such bonds is required by law, and (b) general obligation bonds issued for assessable public improvements to the extent reimbursements to the General Fund for principal and interest on such bonds are in fact made from assessment collections available therefor.

One other exclusionary provision excludes bonds constituting instruments of indebtedness under which the State incurs a contingent liability as a guarantor, but only to the extent the principal amount of such bonds does not exceed 7% of the principal amount of outstanding general obligation bonds not otherwise excluded by the exclusionary provisions of the Constitution and subject to the condition that the State shall establish a reserve in an amount in a reasonable proportion to outstanding loans guaranteed by the State. This exclusion is intended to permit the exclusion of such items as general obligation guarantees of loans under State loan programs to the extent the principal amount of such items does not exceed 7% of the outstanding principal amount of general obligation bonds not otherwise excluded. At such time as the principal amount of such items exceeds 7% of the outstanding principal amount of general obligation bonds not otherwise excluded, the potential debt service on all such items in excess of 7% of the outstanding principal amount of general obligation bonds not otherwise excluded would be included in determining the power of the State to incur indebtedness.

A final exclusionary provision excludes bonds issued by or on behalf of the State or a political subdivision to meet appropriations for any fiscal period in anticipation of the collection of revenues for such period or to meet casual deficits or failures of revenue, if required to be paid within one year, and bonds issued by or on behalf of the State to suppress insurrection, to repel invasion, to defend the State in war or to meet emergencies caused by disaster or act of God.

Other Constitutional and Statutory Provisions

General obligation bonds of the State must be authorized pursuant to the Constitution by a majority vote of the members to which each house of the Legislature is entitled. The Legislature from time to time enacts laws specifying the amount of such bonds (without fixing any particular details of such bonds) that may be issued and defining the purposes for which the bonds are to be issued.

The Constitution requires that general obligation bonds of the State with a term exceeding two years shall be in serial form maturing in substantially equal installments of principal, or maturing in substantially equal installments of both principal and interest, the first installment of principal to mature not later than five years from the date of the issue of such series and the last installment to mature not later than twenty-five years from the date of such issue, except that the last installment on general obligation bonds sold to the federal government, on reimbursable general obligation bonds and on bonds constituting instruments of indebtedness under which the State or a political subdivision incurs a contingent liability as a guarantor shall mature not later than thirty-five years from the date of such issue.

Part I of Chapter 39, HRS, as amended, is the general law for the issuance of general obligation bonds of the State. Such part sets forth limitations on general obligation bonds, such as interest rates and maturity dates, and also sets forth the provisions for the sale and form of such bonds. Such part provides that the Director of Finance, with the approval of the Governor, may issue from time to time general obligation bonds of the State in accordance with acts of the Legislature authorizing the issuance of such bonds and defining the purposes for which such bonds are to be issued.

The Governor determines when the projects authorized by the acts authorizing bonds shall commence. General obligation bonds are sold from time to time pursuant to the authorization of such acts and Part I of Chapter 39, HRS, as amended, in order to finance the projects. The Governor then allots the proceeds of the bonds so issued to the purposes specified in the acts authorizing bonds.

Section 11 of Article VII of the Constitution provides that all appropriations for which the source is general obligation bond funds or the General Fund must be for specified periods which may not exceed three years, except for appropriations from the State Educational Facilities Improvement Special Fund. Any appropriation or any portion of an appropriation which is unencumbered at the close of the fiscal period for which the appropriation is made will lapse, provided that no appropriation or portion thereof for which the source is general obligation bond funds shall lapse if the Legislature determines that such appropriation is necessary to qualify for federal aid financing and reimbursement. A general obligation bond authorization, to the extent such authorization is dependent on a specific appropriation, must be reduced in an amount equal to the amount of appropriation lapsed by operation of law or Section 11 of Article VII of the Constitution.

Financing Agreements (Including Leases)

HRS Chapter 37D provides for financing agreements (including leases and installment sale agreements) for the improvement, use or acquisition of real or personal property which is or will be owned or operated by the State or any State agency and specifies that any such financing agreement shall not be an obligation for which the full faith and credit of the State or any State agency is pledged, and that no moneys other than amounts appropriated by the Legislature or otherwise held in trust for such purposes shall be required to be applied to the payment thereof. The Legislature is not required to appropriate moneys for such purpose, and financing agreements do not constitute "bonds" within the meaning of Sections 12 or 13 of Article VII of the Constitution. Chapter 37D does provide that the Governor's Executive Budget shall include requests to the Legislature for appropriation of moneys to pay amounts due each fiscal period under financing agreements.

Reimbursement to State General Fund for Debt Service

As indicated above, all general obligation bonds of the State are payable as to principal and interest from the General Fund of the State. Acts of the Legislature authorizing the issuance of general obligation bonds for certain purposes frequently (but not always) require that the General Fund be reimbursed for the payment from such fund of the debt service on such bonds, such reimbursement to be made from any income or revenues or user taxes derived from the carrying out of such purposes. Such income or revenues or user taxes are not pledged to the payment of such bonds. There are now outstanding general obligation bonds (including general obligation refunding bonds) issued for highway, harbor and airport facilities, for land development, for economic development projects, for university revenue projects, and for State parking facilities, where the General Fund of the State is required to be reimbursed for all debt service. Reimbursement is made from the income or revenues or user taxes derived from or with respect to such highways, harbor and airport facilities, land development, economic development projects, university projects, parking facilities and housing programs. Of the bonds referred to in this paragraph: (a) reimbursement to the General Fund of general obligation bonds issued for highways is made exclusively from the tax on motor fuel and does not include any revenues such as toll revenue; and (b) reimbursement to the General Fund of general obligation bonds issued for airports is made from the aviation fuel tax as well as from airports system revenues. Reimbursement to the General Fund of all the other general obligation bonds referred to in this paragraph is made from non-tax revenues, such as from wharfage and dockage charges, pier rentals and other charges for harbor facilities; from land sales or rentals; and from dormitory and dining hall revenues and income from other ancillary facilities.

Some of the bonds referred to in the immediately preceding paragraph do not constitute "reimbursable general obligation bonds" excludable from the debt limit because they are not issued for the type of public undertaking, improvement or system to which the constitutional provisions for such exclusion pertain.

TAX STRUCTURE; GENERAL AND SPECIAL FUNDS; FEDERAL MONEYS; BUDGET SYSTEM; EXPENDITURE CONTROL

The State receives the majority of its revenues from taxes, fees and other sources, the most significant of which are the general excise tax, personal income tax, insurance premium tax, and corporation tax (which collectively constitute approximately 80 percent of total General Fund revenues). The Department of Taxation, headed by the Director of Taxation, is charged with the responsibility of administering and enforcing the tax revenue laws and the collection of all taxes and other payments payable thereunder. All tax revenues of the State are credited to one or the other of the two operating funds maintained by the State, designated respectively as the General Fund and Special Funds.

The State Constitution does not prohibit or limit the power of taxation, and reserves all taxing power to the State, except to the extent delegated by the Legislature to the political subdivisions of the State and except all the functions, powers and duties related to real property taxation, which is exercised exclusively by the counties.
The State cannot predict the impact, if any, of proposed changes in the Federal individual and corporate income tax law on the revenue of the state. The State Constitution requires the establishment of a tax review commission to be appointed as provided by law every five years. The purpose of such commission is to submit to the Legislature an evaluation of the State's tax structure and to recommend revenue and tax policy, after which such commission is dissolved. The Constitution does not require action by the Legislature with respect to the recommendations as submitted. The Legislature has the option of accepting or rejecting all or portions of the commission's findings. The fifth tax review commission convened on July 26, 2005, and issued its report in final form on December 1, 2006, in which it concluded that the Hawaii tax system is "basically sound."  The sixth tax review commission convened on July 15, 2011 and issued its report on November 28, 2012.  After reviewing Hawaii's tax structure, including how the structure fared during the Great Recession of 2008-2010 and how adequate the structure will be to meet future needs, the commission expressed concern about a possible budget gap and, as a result, one of its recommendations was the establishment of a separate commission to review and make recommendations on both revenues and expenditures.

General Fund

The General Fund is used to account for resources not specifically set aside for special purposes. Any activity not financed through another fund is financed through the General Fund. The appropriations acts adopted by the Legislature provide the basic framework in which the resources and obligations of the General Fund are accounted. The operating appropriations and the related General Fund accounting process complement each other as basic control functions in the general administration of the government.

The State Constitution provides that whenever the General Fund balance at the close of each of two successive fiscal years exceeds 5% of General Fund revenues for each  year of the two years, the Legislature in the next regular session shall provide for a tax refund or tax credit to the taxpayers of the State, as provided by law. The Constitution does not specify the amount of, or a formula for calculating, any such tax refund or tax credit. General Fund balances exceeded 5% of General Fund revenues for 2006, 2007, and 2008; as a result: (1) the 2008 Legislature passed Act 58, SLH 2008, to provide for a tax credit in the aggregate amount of approximately $1 million and (2) the 2009 Legislature passed Act 84, SLH 2009, to provide for a tax credit in the aggregate amount of approximately $1.1 million. In November 2010, Section 6 of Article VII of the State Constitution was amended to add another option to dispose of excess revenues.  In addition to providing for a tax refund or tax credit, the Legislature may make a deposit into one or more funds that serve as temporary supplemental sources of funding in times of an emergency, economic downturn, or unforeseen reduction in revenues, as provided by law.. Act 138, SLH 2010, provided for the deposit of general funds into the Emergency and Budget Reserve Fund ("EBRF") whenever State general fund revenues for each of two successive fiscal years exceeds revenues for each of the preceding fiscal years by 5%; however, no such transfer shall be made whenever the balance of the EBRF is equal to or more than 10% of General Fund revenues for the preceding fiscal year.  Subsequent to the tax credit provided by the 2009 Legislature, no tax refund or tax credit or deposit into the EBRF has been required.  Nevertheless, the Legislature enacted Act 267, SLH 2013, appropriating $50,000,000 of General Fund revenues to be deposited into the EBRF in fiscal year 2014.  In fiscal years 2013 and 2014, the General Fund balance exceeded 5% of General Fund revenues for those years, but fiscal year 2014 General Fund revenues did not exceed 5% of fiscal year 2013 General Fund revenues; therefore, the 2015 Legislature will be required to provide for a tax refund or tax credit but will not be required to consider the option of making a deposit into the EBRF.

Taxes and Other Amounts Deposited in General Fund

The proceeds of the taxes described below are deposited in the General Fund. Individual and corporate income taxes, general excise and use taxes, public service company taxes, estate and certain transfer taxes, a franchise tax on financial corporations, liquor and tobacco taxes, transient accommodation taxes, insurance premium taxes and other taxes are deposited entirely in or in part to the General Fund.  For fiscal year 2014, these taxes represented approximately 87% of all tax revenues of the State, and approximately 88% of all General Fund revenues (as reported by the Department of Accounting and General Services ("DAGS")).

General Excise and Use Tax. The general excise tax is a tax imposed on businesses for the privilege of doing business in Hawaii, and is assessed at various percentage rates on the gross income businesses derive from activity in the State. Businesses also may need to pay the use tax on the value of tangible personal property, services, and contracting that are brought into Hawaii from anywhere outside Hawaii. The tax is based upon the purchase price or value of the tangible personal property, contracting, or services purchased or imported, whichever is applicable. The general excise tax rate varies depending on the business activity; it is 0.15% on insurance commissions, 0.5% on certain activities such as wholesaling, and 4% on most activities at the consumer level. For FY2012 the general excise tax comprised approximately 50% of all general fund revenues. Effective January 1, 2007, the general excise and use tax was amended to provide the City and County of Honolulu a surcharge thereby increasing the general excise and use tax rate for transactions attributable to the county. The surcharge of ½ of 1% is imposed upon Oahu activities subject to the 4% General Excise and Use Taxes through 2022. The State retains, as General Fund realizations, 10% of the county surcharge collected to reimburse the State for costs of assessment, collections and disposition of the surcharge.

Income Taxes. Net taxable income (gross income less exclusions and deductions) for both individuals and corporations is subject to State income tax. Although there are differences, Hawaii income tax law generally follows the federal Internal Revenue Code in computing the net taxable income. The individual income tax rates for married individuals, including qualifying surviving spouses, and unmarried individuals, including qualifying heads of households, range from 1.4% to 11.0% of net taxable income. New top rates of 9%, 10% and 11% were added by Act 60, SLH 2009.  The new top rates are in effect for taxable years beginning after December 31, 2008 and are repealed on December 31, 2015, after which the top rate of the individual income tax reverts to its old rate of 8.25%. The income tax rates for estates and trusts range from 1.4% to 8.25%. Corporate income tax rates range from 4.4% to 6.4%.

Other Taxes. The General Fund receives revenues from several other taxes. The Public Service Company tax is a tax on the gross income from public utility business of public utilities in lieu of the general excise tax. The tax rate on gross income of Public Services Companies ranges from 1/2% (for sales for resale) to 8.2%. For a public utility, only the first 4% is a realization of the State, and any excess over 4% is distributed to counties that (1) provide by ordinance for a real property tax exemption for real property used by the public utility in its public utility business and owned by the public utility, or leased by the public utility under a lease requiring the public utility to pay the taxes on the property, and (2) that have not denied the exemption to the public utility. For a carrier of passengers by land between points on a scheduled route, the gross income is taxed at 5.35%, all of which is realized by the State. The estate tax is a tax on the transfer of a taxable estate and is based on the federal taxable estate, but has its own tax rate schedule, with tax rates varying from 10.0% to 15.7%. The generation skipping tax is also based on the federal taxable transfer, but has its own tax rate (currently 2.25%). The Banks and financial corporations tax is a franchise tax (in lieu of net income and general excise taxes) on banks, building and loan associations, development companies, financial corporations, financial services loan companies, trust companies, mortgage loan companies, financial holding companies, small business investment companies, or subsidiaries not subject to the taxes discussed above. The tax is assessed on net income for the preceding year from all sources at a rate 7.92%. Insurance premiums tax is a tax on insurance companies (underwriters) based on premiums written in the State In lieu of all taxes except property tax and taxes on the purchase, use or ownership of tangible personal property. Tax Rates range between .8775% and 4.265% depending on the nature of the policy. There is also an excise tax on those who sell or use tobacco products and a gallonage tax imposed on dealers who sell or use liquor.

Transient Accommodations Tax. The transient accommodations tax ("TAT") is levied on the furnishing of a room, apartment, suite or the like customarily occupied by the transient for less than 180 consecutive days for each letting by a hotel, apartment, motel, horizontal property regime or cooperative apartment, rooming house or other place in which lodgings are regularly furnished to transients for consideration, including the fair market rental value of time share vacation units. The TAT rate is 9 .25%, except that time share vacation rentals are taxed at 7 .25%. Of the annual TAT revenues, $93 million is distributed to the counties, $33 million is distributed to the convention center enterprise special fund and $82 million is distributed to the tourism special fund. Act 174, SLH 2014, raises the allocation to the counties from $93 million to $103 million for fiscal years 2015 and 2016. Act 81, SLH 2014, reduces the annual allocation to the convention center enterprise special fund from $33 million to $26.5 million and allocates $3 million annually to the Turtle Bay conservation easement special fund, effective July 1, 2014.

Non-tax Revenues. Other amounts deposited to the General Fund are derived from non-tax sources, including investment earnings, rents, fines, licenses and permits, grants, charges for administrative services and other sources. In fiscal year 2009, however, non-tax revenues were approximately 16% of total General Fund revenues, primarily as a result of one-time revenue sources such as: (1) the transfer of $81 million from special funds that was authorized by Act 79, SLH 2009; and (2) the transfer of $104 million resulting from debt service savings and a delay in payments for retirement and health insurance premiums.  In fiscal year 2011, non-tax revenues were again approximately 16% of total General Fund revenues, primarily as a result of one-time sources such as:  (1) the  transfer  of  $111 million from the Hurricane Reserve Trust Fund that was authorized by Act 62, SLH 2011, and (2) the transfer of $63 million from non-general funds that was authorized by Act 192, SLH 2010 and Act 124, SLH 2011.

Special Funds

Special Funds are used to account for revenues designated for particular purposes. Unlike the General Fund, Special Funds have legislative or other restrictions imposed upon their use. Special Funds are not a source of payment for the bonds. Special Funds are used primarily and extensively with regard to highway construction and maintenance, harbor and airport operations, hospital operations, housing and homestead programs, certain programs in the area of public education and the University of Hawaii, business regulation, consumer protection, environmental management and tourism and other economic development. The types of revenues credited to the various Special Funds are user tax receipts (fuel taxes), revenues from public undertakings, improvements or systems (airports, harbors and university revenue producing undertakings, among others), and various business, occupation and non-business licenses, fees and permits.

Fuel taxes, motor vehicle taxes, rental motor vehicle and tour vehicle surcharge taxes and unemployment insurance taxes are deposited to Special Funds. In addition, portions of the rental motor vehicle and tour vehicle surcharge taxes, tobacco taxes, transient accommodations taxes, environmental response taxes, and conveyance taxes are deposited into Special Funds (and portions of these taxes are deposited into the General Fund). In fiscal year 2014, taxes deposited into Special Funds were approximately 13% of the total tax revenues of the State (as reported by DAGS). Distributors are required to pay taxes on aviation fuel, diesel oil, alternative fuels for operation of an internal combustion engine and on liquid fuels other than the foregoing, e.g., on gasoline used to operate motor vehicles upon the public highways. The State has a vehicle weight tax that varies from $0.0175 per pound to $0.0225 per pound, depending on the net weight of the vehicle; vehicles over ten thousand pounds net weight are taxed at a flat rate of $300.00. The unemployment insurance tax is a tax on wages paid by employing units with one or more employees with certain exemptions. The unemployment tax rate is determined according to a multi contribution schedule system. There is an additional employment and training fund assessment on taxable wages paid to an employee. The percentage rate for this additional tax is .01%. There is a rental motor vehicle surcharge tax on a rented or leased motor vehicle. The tax is levied on the lessor. There is also a tour vehicle surcharge tax for each tour vehicle in the over 25 passenger seat category and for each tour vehicle in the 8 to 25 passenger seat category. The tax is levied on the tour vehicle operator. Act 104, SLH 2011, raised the rental motor vehicle surcharge to $7.50 per day and deposited $4.50 to the general fund, effective from July 1, 2011 to June 30, 2012. After June 30, 2012, the tax reverted to the previous rate of $3.00 per day.  Act 226, SLH 2008, established a rental motor vehicle customer facility charge of $1.00 per day on motor vehicles rented from airport locations to pay for the development of airport rental car facilities.  Act 204, SLH 2010, increased the rental motor vehicle customer facility charge to $4.50 per day in fiscal year 2011, but collection of the charge was suspended in fiscal year 2012 during the period when the rental motor vehicle surcharge was $7.50 per day.  The rental motor vehicle customer facility charge has been restored to $4.50 per day effective July 1, 2012.  Act 110, SLH 204, establishes a car-sharing vehicle surcharge of 25 cents per half hour (up to a maximum of $3 per day) on motor vehicles rented by a car-sharing organization, effective January 1, 2015.

The tobacco tax currently assesses $0.16 for each cigarette or little cigar, 70% of the wholesale price of tobacco products, and 50% of the wholesale price of each large cigar. The environmental response taxes are currently set at $1.05 per barrel of petroleum product for the period from July 1, 2010 to June 30, 2030. The conveyance tax is imposed on the amount paid in the sale, lease, sublease, assignment, transfer, or conveyance of realty or any interest therein. The tax rate ranges from $0.10 per $100 to $1.25 per $100, depending on the value of the property, the type of improvements on the property and whether the purchaser is eligible for a homeowner's exemption for the property.

Federal Grants

State departments, agencies, and institutions annually receive both competitive and formula-driven federal grants.  Federal grants are not a source of payment for the Bonds.  Over the past five years, approximately 50% of the federal grants are awarded to human resources programs in public health, vocational rehabilitation, income maintenance, services to the blind, and other social or health services. Approximately 26% of such federal funds are used to support programs in the public schools, community colleges, and the university system. Transportation and highway safety activities received about 8% of all federal funds, primarily for interstate highway construction. Employment programs, including unemployment compensation benefit payments, account for about 9% of such federal receipts. Other programs account for the balance of such receipts.  In past years, federal funds generally accounted for approximately 15% to 18% of the total State budget for each year.  With the receipt of federal stimulus funds in fiscal years 2010 to 2013, the portion of the State budget made up by federal funds increased to 23% in fiscal year 2010 and 20% in fiscal year 2011 and has been approximately 18% of the State budget since then.  The federal budget sequestration has not had a material adverse effect on the amount or timing of federal grants to the State. In July 2013, the Office of Federal Award Management ("OFAM") was established in the Department of Budget and Finance.  The purpose of OFAM is to:  (1) develop and implement a Federal Award Accountability

System ("FAAS") to structure and document the State's federal award process and provide a consistent and uniform set of policies and procedures for State recipients of federal funds; (2) develop and implement policies and procedures to be able to produce quarterly financial reports on federal awards directly from the State's accounting system; (3) provide information on the use of federal funds by State entities on a public website; and (4) prepare for the implementation of a new State financial accounting and management system that will include a federal awards management system.  The following table details the annual federal grams tor the indicated fiscal years to the State's departments, agencies and institutions.

According to OFAM, as of June 30, 2013, the State of Hawaii has been awarded a cumulative amount of $1,771,627,660 in federal stimulus aid through formula and competitive grants, including $560,364,097 in Federal Medical Assistance Percentage funds, $ 192,178,168 in State Fiscal Stabilization Funds and $286,402,176 for infrastructure improvements.

State Educational Facilities Improvement Special Fund

The State has established a State Educational Facilities Improvement Special Fund ("SEFISF"). The amounts in the SEFISF are to be used solely for capital improvements and facilities under the jurisdiction of the State Department of Education, except public libraries. The fund provides a consistent source of funding for these projects and is capitalized by annual appropriations of at least $45 million in general obligation bonds or by annual transfers of at least $45 million from the General Excise Tax if no general obligation bond appropriations are authorized. Over the years, capital improvement projects for public school facilities have generally been funded by moneys in the SEFISF that are subsequently fully capitalized through the issuance of general obligation bonds. In light of this arrangement, Act 157, SLH 2013, limits expenditures from the SEFISF to projects authorized prior to July 1, 2016 and repeals the SEFISF as of July 1, 2023, to allow the Department of Education's capital improvement projects to be funded directly with general obligation bonds.

Act 164, SLH 2011 , as amended by Act 106, SLH 2012, appropriated $538.2 million for fiscal year 2012 and $296.5 million for fiscal year 2013 of general obligation bond funds to be transferred to the SEFISF. Act 134, SLH 2013 as amended by Act 122, SLH 2014, appropriated $53.0 million for fiscal year 2014 and $353.0 million for fiscal year 2015 of general obligation bond funds to be transferred to the SEFISF.

Budget System; Legislative Procedure

Pursuant to Act 185, the Executive Budget Act of 1970, the Planning, Programming and Budgeting System of the State was adopted. The purpose of this act is to integrate the planning, programming and budgeting processes to improve decisions on the allocation of resources. The act established a comprehensive system for State programs and their related costs over a time frame of six years. The operating and capital improvement requirements are evaluated together to insure compatibility and mutual support. Systematic evaluations and analyses are conducted to ascertain the attainment of program objectives and alternative means or methods of improving current State services. The act provides that the Director of Finance and the Governor may modify or withhold planned expenditures if such expenditures would be in excess of authorized levels of service or in the event that State receipts and surpluses would be insufficient to meet authorized expenditure levels.

The Legislature convenes annually in regular session on the third Wednesday in January. Regular sessions are limited to a period of 60 days, and special sessions are limited to a period of 30 days. Any session may be extended by no more than 15 days. At least 30 days before the Legislature convenes in regular session in an odd numbered year, the Governor shall submit to the Legislature the Governor's proposed State budget of the executive branch for the ensuing fiscal biennium. The budgets of the judicial branch, the legislative branch, and the Office of Hawaiian Affairs are submitted by their respective leaders to the Legislature for its consideration. In such regular session, no appropriation bill, except bills recommended by the Governor for immediate passage, or to cover the expenses of the Legislature, shall be passed on final reading until the bill authorizing the operating expenditures for the executive branch for the ensuing fiscal biennium, to be known as the general appropriations bill, shall have been transmitted to the Governor.

In each regular session in an even numbered year, the Governor may submit to the Legislature a bill to amend any appropriation for operating expenditures of the current fiscal biennium, to be known as the supplemental appropriations bill. In such session to which the Governor submits to the Legislature a supplemental appropriations bill, no other appropriations bill, except bills recommended by the Governor for immediate passage, or to cover the expenses of the Legislature, shall be passed on final reading until the supplemental appropriations bill shall have been transmitted to the Governor.

To become law, a bill must pass three readings in each house on separate days. Each bill passed by the Legislature shall be certified by the presiding officers and clerks of both houses and thereupon be presented to the Governor. If the Governor approves and signs the bill, it becomes law. If the Governor does not approve a bill, the Governor may return it, with the Governor's objections, to the Legislature. Except for items appropriated to be expended by the judicial and legislative branches, the Governor may veto any specific item or items in any bill that appropriates money for specific purposes by striking out or reducing the same; but the Governor shall veto other bills only as a whole.

The Governor has ten days to consider bills presented to the Governor ten or more days before the adjournment of the Legislature sine die, and if any such bill is neither signed nor returned by the Governor within that time, it shall become law in like manner as if the Governor had signed it.

The Governor has forty-five days, after the adjournment of the Legislature sine die, to consider bills presented to the Governor less than ten days before such adjournment, or presented after adjournment, and any such bill shall become law on the forty-fifth day unless the Governor by proclamation shall have given ten days' notice to the Legislature that the Governor plans to return such bill with the Governor's objections on that day. The Legislature may convene on or before the forty-fifth day in special session, without call, for the sole purpose of acting upon any such bill returned by the Governor. In case the Legislature shall fail to so convene, such bill shall not become law. Any such bill may be amended to meet the Governor's objections and, if so amended and passed, only one reading being required in each house for such passage, it shall be presented again to the Governor, but shall become law only if the Governor shall sign it within ten days after presentation.

Emergency and Budget Reserve Fund; Tobacco Settlement; Hurricane Relief Fund

Emergency and Budget Reserve Fund. HRS Chapter 328L, relating to the Hawaii Tobacco Settlement Special Fund, which established a special fund for moneys received from the settlement between the State of Hawaii and various tobacco companies, also established the Emergency and Budget Reserve ("EBR") Fund, a special fund for emergency and "rainy day" purposes. Deposits to the EBR Fund include appropriations made by the legislature and a portion of the tobacco settlement moneys. In addition, Act 138, SLH 2010, provided that whenever State general fund revenues for each of two successive fiscal years exceeds revenues for each of the preceding fiscal years by 5%, 5% of the State general fund balance at the end of the fiscal year shall be deposited into the EBR Fund; however, no such transfer shall be made whenever the balance of the emergency and budget reserve fund is equal to or more than 10% of general fund revenues for the preceding fiscal year. The State Constitution (Article VII, Section 6) also requires that the General Fund balance at the close of each of two successive fiscal years must exceed 5% of General Fund revenues for each of the two fiscal years before a deposit will be required in fiscal year 2015. Thus far, no such deposits into EBRF have been required and no such deposit will be required in fiscal year 2015.  Pursuant to Act 138, SLH 2010, all interest earned from moneys in the EBRF is credited to the EBRF; previously, the interested had been credited to the General Fund.. Appropriations from the EBR Fund require a two thirds majority vote of each house of the Legislature.

Tobacco Settlement.  PricewaterhouseCoopers LLP, independent auditor for the Tobacco Master Settlement Agreement, has estimated that the State will receive annual proceeds from the tobacco settlement ranging from $48 million to $63 million a year for the next 25 years, for a total of $1.3 billion.  The amount of future annual proceeds is not guaranteed and is subject to adjustment.

Of the tobacco settlement moneys received by the State each fiscal year, $350,000 is deposited in the Tobacco Enforcement Special Fund and a special fund assessment is deducted.  In fiscal year 2012, the balance was distributed as follows: 25% to the Department of Health, 28% to the University of Hawaiʻi, and 47% to the State General Fund.  Pursuant to Act 124, SLH 2011, the EBRF's portion of the tobacco settlement moneys was temporarily diverted to the General Fund in fiscal years 2012 and 2013.  As such, no tobacco settlement moneys were deposited to the EBRF in fiscal year 2012 and 2013. In fiscal year 2014, the distribution is: 15% to the EBRF,

25% to the Department of Health, 6.5% to the Hawaii tobacco prevention and control trust fund, 27% to the University of Hawaii, and 26.5% to the State General Fund.  In fiscal year 2015, distributions will remain the same as fiscal year 2014, except for the University of Hawaii which will change from 27% to 26% and for the State General Fund which will change from 26.5% to 27.5%.

Hurricane Relief Fund. The Hawaii Hurricane Relief Fund ("HHRF") was established pursuant to Act 339, SLH 1993, (codified as Chapter 431P, HRS) to provide hurricane insurance coverage for Hawaii property owners should the private market prove unreliable. It was created to address the problem of private insurers leaving the hurricane insurance market following Hurricane Iniki in September 1992. As of January 1, 1999, the HHRF provided hurricane coverage for approximately 155,000 policyholders statewide. The HHRF ceased operations in 2002 when private insurers returned fully to the market. No policies have been issued since that time.

The HHRF's operations are funded by policyholder premiums, assessments on licensed Hawaii property and casualty insurers, a special mortgage recording fee, and a surcharge on premiums on policies issued by licensed property and casualty insurers (as necessary). As a component of the HHRF funding, the Director of Finance was authorized to issue revenue bonds and reimbursable general obligation bonds to assist the HHRF in carrying out its plan of operation. However, no revenue or reimbursable general obligation bonds were issued.

Upon ceasing operations, the HHRF's reserves, amounting to $186.7 million, have been kept in the HHRF to provide working capital if reactivation of operations becomes necessary. Reactivation may be needed if a major hurricane were to strike the Hawaiian Islands in the future, and private insurers, after settling claims for that event, were to leave the hurricane insurance market again.

Section 431P-16(i), HRS, provides that upon dissolution of the HHRF, net monies in the HHRF after payments to any federal disaster insurance program enacted to provide insurance or reinsurance for hurricane risks are completed revert to the general fund. Act 179, SLH 2002, designated that interest earned from the principal of monies in the HHRF shall be deposited into the general fund each year that the HHRF remains in existence.

Although not formally established as a budget reserve, the HHRF has been used as a de facto budget reserve. Act 143, SLH 2010, appropriated $67.0 million from the HHRF (of which $12.4 million was not required and was subsequently returned to the HHRF) to restore public school instructional days for school year 2010-11 that were reduced as part of a cost cutting, collective bargaining agreement that furloughed public school teachers for 21 days of which 17 were instructional days. Act 62, SLH 2011, authorized the Governor to transfer in two steps the remaining balance of the HHRF to the general fund (at that point $120.3 million) in fiscal year 2010-11 to maintain program levels determined to be essential for education, public health, and public welfare. In total, $111.0 million was transferred pursuant to Act 62. Act 62 also provides a statutory mechanism to repay the HHRF in fiscal years 2014 (50 percent) and 2015 (50 percent) through designation of general excise tax revenues.  Act 266, SLH 2013, further accelerated the recapitalization of the HHRF by appropriating $50 million of general funds in fiscal year 2014 to the HHRF.  The total amount that was deposited to the HHRF in fiscal year 2014 was $105.5 million and, as a result, the balance of the HHRF as of June 30, 2014 was $126.6 million.  For fiscal year 2015, the required $55.5 million deposit from general excise taxes was completed in two increments: $25 million on September 24, 2014 and $30.5 million on September 26, 2014.  As a result, the HHRF balance at the end of the fiscal year is projected to be $182.4 million.

Expenditure Control

The Constitution provides that no public money shall be expended except as appropriated by law. It also requires that provision for the control of the rate of expenditures of appropriated State moneys, and for the reduction of such expenditures under prescribed conditions, shall be made by law and that General Fund expenditures for any fiscal year shall not exceed the State's current General Fund revenues and unencumbered cash balances, except when the Governor publicly declares the public health, safety or welfare is threatened, as provided by law.

Expenditure Ceiling. The Constitution provides that, notwithstanding any other provision to the contrary, the Legislature shall establish a General Fund expenditure ceiling which shall limit the rate of growth of General Fund appropriations, excluding federal funds received by the General Fund, to the estimated rate of growth of the State's economy as provided by law and that no appropriations in excess of such ceiling shall be authorized during any legislative session unless the Legislature shall, by a two-thirds vote of the members to which each house of the Legislature is entitled, set forth the dollar amount and the rate by which the ceiling will be exceeded and the reasons therefor. Pursuant to such Constitutional provision, Part V of Chapter 37, HRS, provides, in general, that appropriations from the General Fund for each year of the biennium or each supplementary budget fiscal year shall not exceed the expenditure ceiling for that fiscal year. The expenditure ceiling is determined by adjusting the immediate prior fiscal year expenditure ceiling by the applicable "state growth." State growth means the estimated growth of the State's economy and is established by averaging the annual percentage change in total State personal income for the three calendar years immediately preceding the fiscal year for which appropriations from the General Fund are to be made. The Governor is required to submit to the Legislature a plan of proposed aggregate appropriations for the State which includes the executive budget, proposed grants to private entities, any specific appropriation measures to be proposed by the executive branch and estimates of the aggregate proposed appropriations of the judicial and legislative branches of government. In any year in which this plan of proposed General Fund appropriations exceeds the estimated expenditure ceiling, the Governor must declare the dollar amount, the rate by which the expenditure ceiling would be exceeded and the reasons for proposing appropriations in excess of the ceiling amount. Appropriations for recent fiscal years, except fiscal year 2007, have not exceeded the expenditure ceiling and projected appropriations for fiscal year 2015 are also not expected to exceed the expenditure ceiling.

Operating Expenditures. Maximum limits for operating expenditures are established for each fiscal year by legislative appropriations. Pursuant to Part II, Chapter 37, HRS, moneys can be withheld by the Governor or the Director of Finance to ensure the solvency of each fund. Expenditure plans consisting of quarterly requirements of all State programs are prepared at the beginning of each fiscal year by the respective departments of the Executive Branch of State government.. After the expenditure plans are evaluated, allotments are made to each department as prescribed by HRS Chapter 37. The Director of Finance and the Governor may modify or withhold planned expenditures if such expenditures would be in excess of authorized levels of service or in the event that State receipts and surpluses would be insufficient to meet authorized expenditure levels. Allotment transfers between different appropriation items within individual departments can be made after approval is obtained from the Governor, or if delegated, the Director of Finance. Unencumbered allotment balances at the end of each quarter shall revert to the related appropriation account, except for the Department of Education and the UH. Requests to amend allotments must be approved by the Director of Finance. If federal funds allocable to a particular item are greater than had been estimated, general funds are reduced proportionally as allowable, except for the Department of Education. Although the State has a biennial budget, appropriations are made for individual fiscal years and may not be expended interchangeably, except for 5% of appropriations to the Department of Education, which by statutory authority may be retained up to one year into the next fiscal biennium. The Office of the Governor approves consultant contracts above $100,000 as to justification and need. Department heads have been delegated authority to review and approve certain consultant contracts such as medical services. In order to realize savings from bulk acquisition, central purchasing is used for certain office and medical supplies, equipment, and motor vehicles. The Department of Accounting and General Services performs pre-audits on each financial transaction of $10,000 or more before any payment can be made, except for the UH and the Department of Education, which have statutory authority to pre-audit their own payments. Financial audits of individual programs and organizations are conducted on a periodic basis by the Department of Accounting and General Services. Internal audits are done on a continuous basis by each department. Management audits are accomplished on an as needed basis by the Department of Budget and Finance. In addition, the State Auditor performs financial and management audits on a selective basis.

Capital Improvement Expenditures. Annual capital improvement implementation plans are also prepared to control and monitor allotments and expenditures. Prior to the initiation of a project, it is reviewed for compliance with legislative intent and other economic considerations, and as to its justification. The Governor must approve the release of funds before any action can be taken. Competitive bidding is enforced to ensure that the lowest possible costs are obtained.  Change orders during construction must be substantiated and approved by the expending agency. The need for additional capital improvement funds for each project must be approved by the Governor and must be funded from available balances of other capital improvement project appropriations. An assessment of the quality of construction materials being used is performed on a continuous basis.  Individual guarantees and warranties are inventoried and monitored as to the adequacy of stipulated performances.  Additional review and assessments are conducted to identify and resolve and environmental concerns and to preserve historical and archeological sites, and coastal areas.

Revenue Projections

The Constitution requires that there be established by law a Council on Revenues (the "Council") to prepare revenue estimates of the State government and to report such estimates to the Governor and the Legislature. The revenue estimates serve as the basis for the Governor's budget preparation and the Legislature's appropriation of funds and enactment of revenue measures. If the Council's latest revenue estimates are not used by the Governor or the Legislature for budget preparation or appropriations, respectively, then the party not using the latest estimates must publicly state the reasons for using a differing revenue estimate. Act 278, SLH 1980, provided for the establishment of such a council consisting of seven members, with three members appointed by the Governor and two members each appointed by the President of the Senate and the Speaker of the House. The Council regularly reports its estimates and revisions each June 1, September 10, January 10, and March 15. The Council also revises its estimates when it determines that such revisions are necessary or upon request of the Governor or the Legislature. The Council's estimates are used by the Department of Budget and Finance in formulating the State Multi-Year Program and Financial Plan, the Executive Budget, and the Executive Supplemental Budget for submission to the Legislature.

The State has established a State Educational Facilities Improvement Special Fund ("SEFISF"). The amounts in the SEFISF are to be used solely for capital improvements and facilities under the jurisdiction of the State Department of Education, except public libraries. The fund provides a consistent source of funding for these projects and is capitalized by annual appropriations of at least $45 million in general obligation bonds or by annual transfers of at least $45 million from the General Excise Tax if no general obligation bond appropriations are authorized. Over the years, capital improvement projects for public school facilities have generally been funded by moneys in the SEFISF that are subsequently fully capitalized through the issuance of general obligation bonds. In light of this arrangement, Act 157, SLH 2013, limits expenditures from the SEFISF to projects authorized prior to July 1, 2016 and repeals the SEFISF as of July 1, 2023, to allow the Department of Education's capital improvement projects to be funded directly with general obligation bonds.  Act 164, SLH 2011, as amended by Act 106, SLH 2012, appropriated $538.2 million for fiscal year 2012 and $296.5 million for fiscal year 2013 of general obligation bond funds to be transferred to the SEFISF.  Act 134,SLH 2013 as amended by Act 122, SLH 2014, appropriated $53.0 million for fiscal year 2014 and $353.0 million for fiscal year 2015 of general obligation bond funds to be transferred to the SEFISF.

EMPLOYEE RELATIONS; STATE EMPLOYEES' RETIREMENT SYSTEM

Employee Relations

The Constitution grants public employees in the State the right to organize for the purpose of collective bargaining. HRS Chapter 89 provides for 14 recognized bargaining units for all public employees throughout the State including State and county employees. Each bargaining unit designates an employee organization as the exclusive representative of all employees of such unit, which organization negotiates with the public employer. In the case of bargaining units for nonsupervisory blue collar positions, supervisory blue collar positions, nonsupervisory white collar positions, supervisory white collar positions, registered professional nurses, institutional health and correctional workers and professional and scientific employees, the Governor of the State shall have six votes, and the mayors of each of the counties, the Chief Justice of the State Judiciary and the Hawaii Health Systems Corporation Board shall each have one vote. In the case of bargaining units for police officers and fire fighters, the Governor shall have four votes and the mayors shall each have one vote. In the case of bargaining units for teachers and educational officers, the Governor shall have three votes, the State Board of Education shall have two votes and the state superintendent of education shall have one vote. In the case of bargaining units for UH faculty and UH administrative professional and technical staff, the Governor shall have three votes, the UH Board of Regents shall have two votes and the UH president shall have one vote. Decisions by the employer representatives shall be on the basis of simple majority, except when a bargaining unit includes county employees from more than one county. In such case, the simple majority shall include at least one county.

Act 137, Session Laws of Hawaii 2013, authorized a fourteenth bargaining unit for State law enforcement officers and State and county ocean safety and water safety officers.  These employees are currently members of bargaining units 3 and 4. The employee voting structure, impasse procedures, and exclusive representative of these employees are the same as for bargaining units 3 and 4. Although the bargaining unit has been formed, these employees will continue to follow the provisions of the contracts for bargaining units 3 and 4 until the expiration of those contracts on June 30, 2015.  Negotiations are ongoing for the initial contract.

By statute, if an impasse in any negotiation is declared, the parties may attempt to resolve the impasse through mediation, fact finding, and, if mutually agreeable to the parties, final and binding arbitration. Although the statute characterizes arbitration as "final and binding," it also provides that all cost items are subject to appropriations by the appropriate legislative bodies. If final and binding arbitration is not agreed upon, either party may take other lawful action to end the dispute, which, in the case of blue collar workers, public school teachers and university professors, could include an employee strike. In the case of the remaining ten bargaining units, including fire fighters and police officers, a strike is prohibited by law, and negotiation impasses are subject to mandatory final and binding arbitration, subject to appropriation of cost items, as described above. Certain employees are not party to a formal labor contract, including elected and appointed officials and certain contractual hires.

The status of negotiations for wages and health benefits for the period from July 1, 2011 to June 30, 2017 is as follows:

Unit 1 (blue collar workers) ratified a new agreement on April 26, 2013 for the period July 2013 through June 2017.  The agreement provides for 2% across-the-board increases in October and April in each of the four years of the contract.

Units 2 (blue collar supervisors), 3 (white collar workers), 4 (white collar supervisors), and 8 (University of Hawaii administrative, professional and technical staff) ratified a new agreement in April 2013 for the period July 2013 through June 2015, providing the following provisions: for Unit 2, a 4% increase in the first year and 2% increase and up to two step movements ($1,000 lump sum payment for those on the top step) in the second year; Unit 3 and Unit 4, a step movement in the first year ($1,500 lump sum payment for those not on the salary schedule) and a 4% increase in the second year; and Unit 8, a 4% increase in the first year and two step movements in the second year (2% lump sum for those on the second step from the top and a 4% lump sum for those on the top step).  Negotiations are ongoing for these units for the periods beyond June 30, 2015.

Unit 5 (teachers) ratified a new agreement on April 17, 2013 for the period July 1, 2013 through June 30, 2017.  The contract provides for step movements in the first and third years of the contract ($1,500 lump sum for teachers on the top step) and 3.2% across-the-board increases in the second and fourth years.  The contract also provides for the parties to meet and bargain not less than ninety days before the 2015 legislative session on whether salaries and other compensation should be increased.  Negotiations regarding this matter are ongoing.

Unit 6 (educational officers) is subject to mandatory binding arbitration.  An arbitration award was issued April 17, 2014.  The award covers the period July 1, 2013 through June 30, 2017.  The award provides for 4.5% across-the-board increases in July of each year of the contract.  The award institutes a new ninety day cap on leave for principals and provides for payout of the resulting excess balances.

Unit 7 (University of Hawaii Professional Assembly ("UHPA")) reached a six-year agreement in January 2010 for the period July 2009 through June 2015, that provided a 6.7% salary reduction beginning January 2010 through June 2011.  A payroll lag was implemented beginning with the June 30, 2010 payday.  The fourth, fifth, and sixth years of the agreement provide for lump sum payments equivalent to the reductions in the first two years of the contract, and the fifth and sixth years of the agreement provide for additional 3% increases in each year.  Minimum annual salaries are also established which are adjusted in the first, third, fourth and fifth years of the contract.  The overall impact of the salary minimums and across-the-board increases is an approximate 6.6% increase going forward.  A tentative agreement was ratified on August 25, 2014 by UHPA members for the period July 2015 through June 2017.  The agreement is subject to approval by the State Legislature.

Unit 9 (registered nurses) is subject to mandatory binding arbitration.  A new agreement for the period July 1, 2013 through June 30, 2015 was ratified February 27, 2014.  The agreement provides for a catch-up on the step movement plan January 1, 2014 and continuation of the step movement plan throughout the remainder of the contract.  The agreement also provides across-the-board increases of 4% in January 2014 and 4.3% in July 2014.  Negotiations are ongoing for the periods beyond June 30, 2015.

Unit 10 (institutional health and correctional workers) is subject to mandatory binding arbitration.  A new agreement for the period July 2013 through June 2017 was ratified on September 25, 2013.  The agreement provides for a step movement and 4% lump sum payments for those on top of the salary schedule in each year of the contract and across-the-board increases of 0.3% in fiscal year 2014, 0.5% in fiscal year 2015, 0.5% in fiscal year 2016, and 1.0% in fiscal year 2017.

Unit 11 (firefighters) is subject to mandatory binding arbitration award was issued November 15, 2013.  The award covers the period July 1, 2011 through June 30, 2017.  The award provides for the addition of a new step L5 for twenty-five years of service and a catch-up on the step movement plan January 1, 2014 with continuation of the step movement plan throughout the remainder of the contract.  The award also provides for 2% across-the-board increases in July and January of years three through give of the contract and a final 5% across-the-board increase in July 2016.  Other significant terms in the contract included a new provision for rank-for-rank recall pay.  The contract allows either party to re-open up to four sections of the contract.  Notice must be given between January 1, 2015 and January 31, 2015.

Unit 13 (professional and scientific employees) ratified a new agreement with the State on October 4, 2013 for the period July 2013 through June 2017.  The agreement provides for a 4% across-the-board increase in July 2013 and catch-up step movements beginning in July of 2014.  The last two years of the agreement provide for 3.5% across-the-board increases in January of each year and continuation of the step movement plan.

State Employees' Health Benefits

The State has recently enacted measures to reduce significantly the State's actuarial accrued liability for unfunded Other Post Employment Benefit ("OPEB") liabilities.  As described below, the State is taking measures to prefund OPEB liabilities.

Act 88, SLH 2001, Relating to Public Employees Health Benefits (partially codified as HRS Chapter 87A), established the Hawaii Employer Union Health Benefits Trust Fund ("Trust Fund"). The Trust Fund provides health and other benefit plans for public employees, retirees and their dependents. The employers participating in the Trust Fund include the State and each of the counties. Public employer contributions to the Trust Fund for the health and other benefit plans of public employees and their dependents are determined under HRS Chapter 89C, or by way of applicable public sector collective bargaining agreements. Except for reimbursement of voluntary medical insurance coverage under Medicare, public employer contributions to fund the health and other benefit plans of retirees are not to exceed certain monthly contribution levels specified in HRS Chapter 87A.

Act 245 SLH 2005 (partially codified as HRS Chapter 87D), temporarily authorized employee organizations to establish voluntary employees beneficiary association ("VEBA") trusts to provide health benefits to state and county employees in their bargaining units outside of the Trust Fund.  Each VEBA trust was to provide health benefits to State and county employees who retired after establishment of the VEBA trust ("future retirees") and was to give State and county employees who were members of applicable bargaining units and who retired before establishment of the VEBA trust ("existing retirees") a one-time option to transfer from the Trust Fund to the VEBA trust.  The State and county employers' monthly contributions to each VEBA trust for active employees and future retirees were to be established by collective bargaining.  Monthly contributions to each VEBA trust for existing retirees were to be equal to the contributions paid on behalf of similarly situated retirees under the Trust Fund.  The stated purpose of Act 245 was to allow the temporary establishment of a VEBA trust pilot program so as to enable a thorough analysis of the costs and benefits of VEBA trusts against the Trust Fund to determine what actual savings could be realized by the State through the VEBA trust mechanism.  The Hawaii State Teachers Association ("HSTA") implemented a VEBA trust for its active employees on March 1, 2006 and for retirees on January 1, 2007.  Act 245 was amended by Act 294, SLH 2007, to extent the repeal date to July 1, 2009 for any VEBA trust implemented in March 2006.  Act 5, First Special Session 2008, amended Act 245, SLH 2005, to extend the sunset date to July 1, 2010.  Act 106, SLH 2010, amended Act 245, SLH 2005, to provide a final extension of the sunset date to December 31, 2010, to allow for a smoother transition from the HSTA VEBA trust to the Trust Fund.  In September 2010, two participants in the HSTA VEBA trust and the trustees of the HSTA VEBA trust ("plaintiffs") filed a purported class action lawsuit seeking, in part, to enjoin the transition from the HSTA VEBA trust to the Trust Fund.  See Gail Kono et. al. v. Neil Abercrombie, et. al., Civil No. 10 1 1966 09, First Circuit Court, State of Hawaii.  On December 7, 2010, the First Circuit Court ("circuit court") denied the plaintiffs' motion for a temporary injunction to enjoin the transition of active employees and retirees from the HSTA VEBA trust to the Trust Fund.  However, the circuit court ruled that the Trust Fund was required to provide the active employees and retirees who transitioned from the HSTA VEBA trust to the Trust Fund with the same standard of coverage benefits that they had in their HSTA VEBA trust health benefits plans.  The circuit court also ruled that approximately $3.96 million in surplus funds that the HSTA VEBA trust returned to the State' General Fund should be paid by the State to the Trust Fund and used to ensure that active employees and retirees who transitioned form the HSTA VEBA trust to the Trust Fund can maintain their same standard of coverage benefits as ordered by the circuit court.  Based on these rulings, the active employees and retirees in the HSTA VEBA trust were transitioned to the Trust Fund, effective January 1, 2011.  A final judgment was entered on the circuit court's rulings and both the State and plaintiffs have filed appeals.  On April 24, 2013, the Intermediate Court of Appeals (the "ICA") issued a memorandum opinion vacating the final judgment and several related orders.  The ICA said the circuit court lacked authority to  render the final judgment in the absence of an appropriate pending motion from either party.  When the final judgment was entered, the ICA said there was no pending dispositve motion on which the circuit court could terminate the litigation.  The ICA remanded the case to the circuit court for further proceedings.  The ICA left standing the order that requires the Trust Fund to provide the active employees and retirees who transitioned from the HSTA VEBA trust to the Trust Fund, with the same standard of coverage benefits that they had in their former HSTA VEBA trust health benefits plans and that required the State to pay the surplus funds returned by the HSTA VEBA trust to the Trust Fund.  The State intends to continue to vigorously defend against Plaintiffs' claim in this lawsuit.  The outcome of this lawsuit cannot be determined and no amount has been recorded in the financial statements as of or for the years ended June 30, 2013 and 2014.

Other Post Employment Benefits

The Government Accounting Standards Board ("GASB") has issued Statements No. 43 ("GASB 43"), Financial Reporting for Post Employment Benefit Plans Other Than Pension Plans ("OPEBs"), and No. 45 ("GASB 45"), Accounting and Financial Reporting by Employers for Post Employment Benefits Other Than Pensions. GASB 43 was implemented by the Trust Fund for fiscal year ending June 30, 2007 and GASB 45 was implemented by the employers for fiscal year ending June 30, 2008 and for the County of Kauai for fiscal year ending June 30, 2009. On July 9, 2012, Act 304, SLH 2012 was signed into law and provided for the establishment of "a separate trust fund for the purpose of receiving employer contributions that will prefund other post-employment health and other benefit plan costs for retirees and their beneficiaries."  Effective June 30, 2013, the Board approved the Plan and Trust Agreement for Hawaii Employer-Union Health Benefits Trust Fund for Other Post-Employment Benefits (the "OPEB Trust") establishing the irrevocable trust whose assets are legally protected from creditors and can only be used for the benefit of participants' other post-employment benefits.  The OPEB Trust is set up as an agent multiple-employer plan.  Funds are pooled together but employer contributions; related investment income, investment expenses and gains/losses; and distributions are recorded separately by employer.

The State has received the State of Hawaii Employer Union Trust Fund ("EUTF") July 1, 2013 Actuarial Valuation Study (the "Trust Fund Report") of the Trust Fund's OPEB liabilities. The Trust Fund Report was prepared by the State's professional actuarial advisors, Gabriel Roeder Smith & Company. The Trust Fund Report quantifies the Actuarial Accrued Liabilities ("AAL") of the respective employers under GASB 45 and develops Annual Required Contributions ("ARC") as the basis for determining the amounts that the respective employers will report under GASB 45, effective for the fiscal year ending June 30, 2014.

The Trust Fund Report provides, based on stated actuarial assumptions, costs with prefunding of the ARC and a discount rate of 7%. The Trust Fund Report states that the State's AAL as of July 1, 2013 is $8,529.5 million, and the corresponding ARC for the fiscal year ending June 30, 2015 would be $717.7 million. The estimated Trust Fund pay as you go funding amount for fiscal year ending June 30, 2015 will be $302.7 million.  The Trust Fund Report is updated every two years.

The State had previously received the EUTF July 1, 2011 Actuarial Valuation Study from the State's previous professional actuarial advisors, Aon Hewitt ("Aon's Trust Fund Report").  The Aon Trust Fund Report provided, based on stated actuarial assumptions, costs with no prefunding of the ARC and a discount rate of 4%.  The Aon Trust Fund Report stated that the State's ARC for the fiscal year ending June 30, 2014 would be $1,038.4 million.  The estimated Trust Fund pay as you go funding amount for the fiscal year ending June 30, 2014 was $343.0 million.

In the past, the State funded its OPEB costs on a "pay as you go" basis; however, the State has begun the process of pre-funding OPEB with appropriations authorized by Act 134, SLH 2013, of $100 million for fiscal year 2014 and $117.4 million for fiscal year 2015.  In addition, the State has commenced its analysis of the alternatives available to it in light of the GASB 43 and 45 standards and the information contained in the Trust Fund Report.  Act 268, SLH 2013, establishes a task force to examine the unfunded liability of the EUTF, requires the EUTF to establish a separate trust fund for public employer contributions with separate accounts for each public employer (which was accomplished as described above) and requires the annual public employer contribution to be equal to the amount determined by an actuary commencing with the fiscal year 2018-2019.  If the State public employer contributions into the fund are less than the amount of the annual required contribution commencing with the fiscal year 2018-2019, general excise tax revenues will be used to supplement State public employer contribution amounts.  If the county public employer contributions into the fund are less than the amount of the annual required contribution commencing with the fiscal year 2018-2019, transient accommodations tax revenues will be used to supplement county public employer contribution amounts.  This statute also requires the Director of Finance to report to the Legislature on an implementation plan to have both the EUTF and the ERS jointly sharing investment information and services for the benefit of the Trust Fund.

State Employees' Retirement System

This section contains certain information relating to the Employees' Retirement System of the State of Hawaii (the "System"). The information contained in this section is primarily derived from information produced by the System, its independent accountant and its actuary. The State has not independently verified the information provided by the System, its independent accountant and its actuary, and makes no representations nor expresses any opinion as to the accuracy of such information. The comprehensive annual financial report of the System and most recent valuation report of the System may be obtained by contacting the System. The comprehensive annual financial reports of the System are also available on the State's website at http://portaLehawaii.gov/, and other information about the System are available on the System's website at http ://ers.ehawaii.gov/. Such documents and other information are not incorporated herein by reference.

The System uses a variety of assumptions to calculate the actuarial accrued liability, actuarial value of assets and other actuarial calculations and valuations of the System. No assurance can be given that any of the assumptions underlying such calculations and valuations (including, but not limited to, the current actuarial assumptions adopted by the System's Board of Trustees, the System's benefit structure or the actuarial method used by the System) will reflect the actual results experienced by the System. Variances between the assumptions and actual results may cause an increase or decrease in, among other things, the System's actuarial value of assets, actuarial accrued liability, unfunded actuarial accrued liability or funded ratio. Actuarial assessments are "forwardlooking" information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions (including, but not limited to, the current actuarial assumptions, benefit structure or actuarial method used by the System), one or more or which may prove to be inaccurate or be changed in the future. Actuarial assessments will change with the future experience of the pension plans.

Much of the disclosure set forth in this "State Employees' Retirement System" section is based on the Report to the Board of Trustees on the 88th Annual Actuarial Valuation for the Year Ended June 30, 2013 (the "2013 Valuation Report"), which is the most recent valuation report of the System. The information presented in the 2013 Valuation Report was based on actuarial assumptions adopted by the System's Board of Trustees in January 2011. As described more fully under "- General Information" below, a revised benefit structure for new members was enacted through statute. In addition, future employer contribution rates were enacted through statute. This is the first valuation with new members under the new tier of benefits and member contribution rates. However, the liability for this group of employees represents just a small fraction of the total liabilities of the system. Included in the 2013 Valuation Report are projections showing the long-term impact of both the increased employer contributions and the change in benefits for employees first hired after June 30, 2012. In June 2012, the Governmental Accounting Standards Board ("GASB") voted to approve two new statements relating to the accounting and financial reporting for public employee pension plans by state and local governments. Statement No. 67, Financial Reporting for Pension Plans ("GASB 67"), is effective for reporting periods beginning after June 15, 20 13. GASB 67 requires enhanced pension disclosures in notes and required supplementary information for financial reports of pension plans. Statement No. 68, Accounting and Financial Reporting for Pensions ("GASB

68"), is effective for fiscal years beginning after June 15, 2014. GASB 68 will require governments providing defined benefit pension plans to recognize pension obligations as balance sheet liabilities (as opposed to footnote disclosures), require more immediate recognition of certain changes in liabilities, require use of the entry age normal actuarial cost method (currently employed by the State Retirement System) for reporting purposes, and limit the smoothing of differences between actual and expected investment returns on pension assets. In certain cases, a lower discount rate will be required for valuing pension liabilities. In addition, employers participating in cost-sharing, multiple employer defined benefit plans will be required to report their proportionate shares of the collective net pension liability and expense for such plans.

GASB 67 and GASB 68 could substantially change the measurement of pension expenses and liabilities in the financial reports of the ERS and the State, and the full impact of these changes cannot be predicted at this time. ERS is in the process of implementing GASB 67 for the fiscal year ended June 30, 2014. At this time, ERS does not expect that the net pension liability reported under GASB 67 will be a significantly different amount than the unfunded actuarial accrued liability (UAAL) that would have been reported under the prior accounting standards.

The State expects to implement GASB 68 beginning with the fiscal year ending Jw1e 30, 2015. Like most public employers, the State will be required to reflect pension liabilities directly on its Statement of Net Position, which is expected to result in a reduction in the State's reported net assets. The amount of the ERS net pension liability that will be allocated to the State is uncertain at this time.

General Information

The System began operation on January 1, 1926. The System is a cost sharing, multiple employer defined benefit pension plan. The actuarial information presented herein is provided for all employers of the System in total. The System's plan year runs from July 1 of each year through the following June 30. The System covers all regular employees of the State and each of its counties, including judges and elected officials. As it is a cost-sharing plan, the System does not allocate its liabilities among participating employers. However, the State estimates that its share of the System, based on a percentage of payroll, is approximately 75% with the remaining 25% share as the responsibility of the four counties. Although the State's employer contributions are recorded as expenses of the General Fund, 26.3% are reimbursed from various special funds of the State.

The statutory provisions of HRS Chapter 88 govern the operation of the System. Responsibility for the general administration of the System is vested in a Board of Trustees, with certain areas of administrative control being vested in the Department of Budget and Finance. The Board of Trustees consists of eight members: the Director of Finance of the State, ex officio; four members of the System (two general employees, one teacher, and one retiree) who are elected by the members and retirees of the System; and three citizens of the State (one of whom shall be an officer of a bank authorized to do business in the State, or a person of similar experience) who are appointed by the Governor and may not be employees of the State or any county. All contributions, benefits and eligibility requirements are established by statute, under HRS Chapter 88, and may only be amended by legislative action.

Prior to 1984, the System consisted of only a contributory plan. Legislation enacted in 1984 created a noncontributory retirement plan for certain members of the System who are also covered under Social Security. The noncontributory plan provides for reduced benefits and covers most employees hired after June 30, 1984 and employees hired before that date who elected to join the plan. Police officers, firefighters, other enforcement officials, certain elected and appointed officials and other employees not covered by Social Security are excluded from the noncontributory plan. The minimum service required for retirement eligibility is five years of credited service under the contributory plan and ten years of credited service under the noncontributory plan. Both the contributory and noncontributory plans provide a monthly retirement allowance based on the employee's age, years of credited service, and average final compensation (the "AFC"). The AFC is the average salary earned during the five highest paid years of service, including the vacation payment, if the employee became a member prior to January 1, 1971 or the three highest paid years of service, excluding the vacation payment (whichever is higher). The AFC for members hired after that date is based on the three highest paid years of service, excluding the vacation payment.

On July 1, 2006, a new defined benefit contributory plan (the "Hybrid Plan") was established pursuant to Act 179, SLH 2004. Members in the Hybrid Plan are eligible for retirement with full benefits at age 62 with 5 years of credited service or age 55 and 30 years of credited service. Members receive a benefit multiplier of 2% for each year of credited service in the Hybrid Plan. Most new employees hired from July 1, 2006 were required to join the Hybrid Plan.

In December 2010, the System's actuary completed an Actuarial Experience Study for the five-year period ended June 30, 2010 (the "2010 Experience Study"). In fiscal year 2011, based in part on the results of the Experience Study, the Legislature acted to limit the growth of the State's pension liabilities by passing Act 163, SLH 2011. This Act, effective July 1, 2012, enacts certain changes to the funding of the System and the benefit structure for new members in all plans. Funding changes include increasing the statutorily required employer contribution rates). Benefit changes for new members include increasing the age and service requirements for retirement eligibility, reducing the retirement benefit multiplier and reducing the interest rate credited to employee contributions to 2%. The change in the interest rate credited to employee contributions to 2% is for new members in the Hybrid Plan and Contributory Plan hired on or after July 1, 2011. All other benefit changes are effective for new members hired on or after July 1, 2012. Act 163, SLH 2011, also reduced the investment yield rate assumption for fiscal year 2011 from 8% to 7.75% and gave authority to the Board of Trustees to adopt all assumptions to be used for actuarial valuations of the System, including the assumed investment yield rate for subsequent fiscal years. To better reflect the recent actual experience of the System, the Board of Trustees adopted the assumption recommendations set forth in the 2010 Experience Study, including continuing the investment yield rate assumption of 7.75%.  During its September 23, 2014 meeting, the Board of Trustees reviewed actuarial scenarios based on the System's short and long-term investment return risk and approved a three year plan for the phased-in reduction of the investment yield rate from 7.75% to 7.50% beginning with the June 30, 2015 valuation of the System, as follows: 7.65% for the June 30, 2015 valuation, 7.55% for the June 30, 2016 valuation and 7.50% for the June 30, 2017 valuation, respectively.  The Legislature also enacted Act 152 and 153, SLH 2012, effective June 30, 2012 and July 1, 2012, respectively, to define compensation for retirement purposes as normal periodic payments excluding overtime, supplemental payments, bonuses and other differentials, and to assess employers annually for all retiree pension costs attributable to non-base pay during the last years of retirement.

In fiscal year 2011, the Legislature acted to improve and protect the System's funded status by placing a moratorium on the enhancement of benefits. Act 29, SLH 2011, provides that there shall be no benefit enhancement for any group of members until the actuarial value of the System's assets is 100 percent of the System's actuarial accrued liability.

As of March 31, 2013, the contributory plan covered 6,408 active employees or 10% of all active members of the System, the noncontributory plan covered approximately 17,941 active employees or 27%, and the Hybrid Plan covered 41,877 active members or 63%.  The Hybrid Plan membership will continue to increase in the future as most new employees hired from July 1, 2006 will be required to join this plan.

As of June 30, 2013, the System's membership comprised approximately 66,226 active employees, 7,312 inactive vested members and 41,812 pensioners and beneficiaries.

Funded Status

Based on the actuarial valuation as of June 30, 2013, the System's underfunded status has increased compared to the prior year. However, the increase was less than anticipated due to an offsetting liability experience gain which was caused primarily by lower than expected salary increases. The unfunded actuarial accrued liability (the "UAAL") as of June 30, 2013 was $8.49 billion. The State estimates its share of the UAAL is 51.8% as an expense of the General Fund, and 22.2% to be paid from non-general funds of the State, with the remaining 26% of the UAAL to be funded by the four counties.  The statutory employee and employer contribution rates are intended to provide for the normal cost plus the amortization of the UAAL over a period not in excess of 30 years. Based on the current contribution rates of 24.0% for police and fire employees and 16.5% for all other employees, the future contribution rates established in statute, and the new benefit tier for employees hired after June 30, 2012 the actuary has determined that the remaining amortization period is 28 years. Because this period is within 30 years (the maximum period specified by HRS Section 88-122(e)(1)), the financing objectives of the System are currently being realized. Section 88-122(e)(1) of the Hawaii Revised Statutes provides that the employer contribution rates are subject to adjustment when the funding period is in excess of 30 years.

Funding Policy

Prior to fiscal year 2006, the System was funded on an actuarial reserve basis.  Actuarial valuations were prepared annually by the consulting actuary to the Board of Trustees to determine the employer contribution requirement.  In earlier years, the total actuarially determined employer contribution was reduced by some or all of the investment earnings in excess of the investment yield rate applied in actuarial valuations to determine the net employer appropriations to be made to the System.  Act 327, SLH 1997, amended Section 88-107, HRS, so that, beginning with the June 30, 1997 valuation, the System retains all of its excess earnings for the purpose of reducing the unfunded actuarial accrued liability.  However, Act 100, SLH 1999, reinstated the excess earnings credit for the June 30, 1997 and June 30, 1998 valuations.  For those two valuations, the investment earnings in excess of a 10% actuarial return was to be applied as a reduction to the employer contributions.  In accordance with the statutory funding provisions, the total actuarially determined employer contribution to the pension accumulation fund was comprised of the normal cost plus the level annual payment required to amortize the unfunded actuarial accrued liability over a period of 29 years from July 1, 2000.  The contribution requirement was determined in the aggregate for all employers in the System and then allocated to individual employers based on the payroll distribution of covered employees as of the March preceding the valuation date.  The actuarially determined employer contribution derived from a valuation was paid during the third fiscal year following the valuation date, e.g., the contribution requirement derived from the June 30, 1998 valuation was paid into the System during the fiscal year ended June 30, 2001.  The actuarial cost method used to calculate employer contributions was changed in1997 by Act 327 from the frozen initial liability actuarial cost method to the entry age normal actuarial cost method effective with the June 30, 1995 actuarial valuation.  Employer contributions were determined separately for two groups of covered employees: (1) police officers, firefighters, and corrections officers; and (2) all other employees who are members of the System.

Act 181, SLH 2004, established fixed employer contribution rates as a percentage of compensation (15.75% for their police officers and firefighters and 13.75% for other employees) effective July 1, 2005. Pursuant to Act 256, SLH 2007, employer contributions beginning July 1, 2008 increased to 19.70% for police officers and firefighters and 15.00% for all others employees. As of June 30, 2010, the System's actuary determined that the remaining period required to amortize the UAAL was 41.3 years, which is greater than the maximum of 30 years specified by HRS Section 88-122(e)(1). Pursuant to the recommendations of the 2010 Experience Study, the Board of Trustees requested an increase in the statutory employer contribution rates to bring the funding period down to 30 years. In response, the Legislature enacted Act 163, SLH 2011, pursuant to which, effective July 1, 2012, employer contribution requirements will gradually increase as follows:

Employer Contribution effective starting	Police Officers and Firefighters (% of total payroll)	Other Employees (% of total payroll)
July 1, 2012	22.0	15.5
July 1, 2013	23.0	16.0
July 1, 2014	24.0	16.5
July 1, 2015	25.0	17.0

Under the contributory plan, police officers, firefighters, and corrections officers are required to contribute 12.2% of their salary to the plan and most other covered employees are required to contribute 7.8% of their salary. Under the Hybrid Plan, covered employees are generally required to contribute 6.0% of their salary to the plan, with sewer workers in specified classifications, water safety officers and emergency medical technicians required to contribute 9.75% of their salary. Effective July 1, 2012, contribution rates for newly hired employees covered under the contributory and Hybrid Plan increase by 2% pursuant to Act 163, SLH 2011, such that the corresponding contribution rates for new employees as discussed in this paragraph will be 14.2%, 9.8%, 8.0% and 11.75%, respectively. Employees covered under the noncontributory plan do not make contributions.

Actuarial Methods

The System's actuary uses the entry age normal cost method. The most recent valuation was performed for the year ended June 30, 2013.

Since the State statutes governing the System establish the current employee and employer contribution rates, the actuarial valuation determines the number of years required to amortize (or fund) the UAAL.  For the June 30, 2013 valuation, this determination was made using an open group projection to reflect both the increasing contribution rates and the changes in benefits for members hired after June 30, 2012.

Because of this amortization procedure, any change in the unfunded actuarial accrued liability due to (i) actuarial gains and losses, (ii) changes in actuarial assumptions or (iii) amendments, affects the funding period.  On an aggregate basis with regards to the contributory, the Hybrid, and the noncontributory plans, the total normal cost for benefits provided by the System for the fiscal year beginning July 1, 2013 was 11.02% of payroll, which was 11.00% of payroll less than the total contributions required by law (16.76% from employers plus 5.26% in the aggregate from employees).  Since only 5.76% of the employers' 16.76% contribution is required to meet the normal cost (5.26% comes from the employee contribution), it is intended that the remaining 11.00% of payroll will be used to amortize any unfunded actuarial accrued liabilities over a period of years in the future, assuming that total payroll increases by 3.50% per year.  Due to the changes enacted in 2011 (increases in the employer contribution rates and new benefits and contribution rates for members hired after Jw1e 30, 2012), the percentage of payroll available to amortize the unfunded actuarial liabilities is expected to increase each year for the foreseeable future.
Actuarial Valuation

The actuarial value of assets is equal to the market value, adjusted for a four year phase in of actual investment return in excess or below of expected investment return. The actual return is calculated net of investment and administrative expenses, and the expected investment return is equal to the assumed investment return rate multiplied by the prior year's market value of assets, adjusted for contributions, benefits paid, and refunds. The actuarial value of assets has been based on a four–year smoothed valuation that recognizes the excess or shortfall of investment income over or under the actuarial investment yield rate assumption. The actuarial asset valuation method is intended to smooth out year-to-year fluctuations in the market return. The excess or shortfall in the actual return during the year, compared to the investment yield rate assumption, is spread over this valuation and the next three valuations.

The System's actuary uses certain assumptions (including rates of salary increase, probabilities of retirement, termination, death and disability, and an investment yield rate assumption) to determine the amount that an employer must contribute in a given year to provide sufficient funds to the System to pay benefits when due. Prior to fiscal year 2012, HRS Section 88-122(b) provided for the Board of Trustees to adopt the assumptions to be used by the System except the investment yield rate, which was set by the Legislature. Act 163, SLH 2011, set the investment yield rate at 7.75% for fiscal year 2011 but also amended HRS Section 88-122(b) to allow the Board of Trustees to establish, for subsequent fiscal years, all assumptions to be used by the System, including the investment yield rate assumption. The Board of Trustees periodically evaluates and revises the assumptions used by the System for actuarial valuations, including by commissioning experience studies to evaluate the actuarial assumptions to be used by the System. The current assumptions, including continuing the investment yield rate of 7.75%, were adopted by the System's Board of Trustees based on the recommendations of the System's actuary in the most recent experience study, the 2010 Experience Study.  These assumptions, funding changes and benefit structured are reflected in the 2013 Valuation Report.  The impact of the phased-in reduction of the investment yield rate from 7.75% to 7.50%, which was also based on current actuarial assumptions, cannot be determined at this time, but will be reflected beginning with the June 30, 2015 Valuation Report, as follows: 7.65% for the June 30, 2015 valuation, 7.55% for the June 30, 2016 valuation and 7.50% for the June 30, 2017 valuation, respectively.  Also a new experience study for the System will be conducted in 2015.  The State anticipates that as the percentage of employees hired after June 1, 2012 increases and the new funding policies impact the System, the State will be able to fully amortize the UAAL over a 28 year period.  Assuming a constant employment base, the number of employees entitled to pre-2012 retirement benefits should equal the number of employees entitled to post-2012 retirement benefits in fiscal year 2021.  The combination of the higher contribution policies and new benefit structure for future employees will enable the Retirement System to absorb the prior adverse experience over the 28 year term.

GENERAL ECONOMIC INFORMATION

State of the Economy - 2nd Quarter 2015

Hawaii's major economic indicators were mostly positive in the first quarter of 2015. State general fund tax revenues, visitor arrivals, wage and salary jobs, personal income, government contracts awarded, and private building permits all increased. However, visitor expenditures decreased in the quarter as compared to the same quarter of 2014.

In the first quarter of 2015, the total number of visitors arriving by air to Hawaii increased 70,898 or 3.5 percent. Due to shorter lengths of stay, the daily visitor census increased 3.4 percent in the quarter. Since visitors spent less on a daily basis during the first quarter of 2015, the total spending by visitors arriving by air decreased 1.2 percent in the quarter. Historical data shows that after seventeen quarters of positive growth from the third quarter of 2009 to the third quarter of 2013, Hawaii's tourism sector experienced two quarters of negative growth from the fourth quarter of 2013 to the first quarter of 2014. Since the second quarter of 2014, however, Hawaii's tourism sector returned to positive growth compared with the same quarter in the previous year.

In construction, the government contracts awarded and the value of private building permits both increased. In the first quarter of 2015, government contracts awarded increased $69.4 million, and the permit value for private construction increased $539.2 million. The construction sector added 700 jobs compared with the same quarter of 2014. According to the most recent data available, current construction put-in-place based on contracting excise tax data increased $156.6 million or 9.2 percent in the fourth quarter of 2014 compared with the same quarter of 2013.

In the first quarter of 2015, State general fund tax revenues were up $145.0 million or 11.3 percent over the same period of 2014. As an indicator of current economic activity, state general excise tax revenue increased $35.6 million or 4.8 percent in the first quarter of 2015 compared to the same quarter in 2014. In 2014, State general fund tax revenues increased $85.1 million or 1.6 percent, and the state general excise tax revenue increased $72.2 million or 2.5 percent, compared with the previous year.

Labor market conditions were positive. After ten consecutive quarterly decreases in jobs from the second quarter of 2008 to the third quarter of 2010, Hawaii's jobs increased for the 18th quarter. In the first quarter of 2015 Hawaii's civilian non-agricultural wage and salary jobs averaged 628,500 jobs, an increase of 5,200 jobs or 0.8 percent from the same quarter of 2014.

The job increase in the first quarter of 2015 was due to job increases in the private sector. In this quarter, the private sector added about 6,700 non-agricultural jobs compared to the first quarter of 2014. Jobs increased the most in Retail Trade, adding 1,900 jobs or 2.8 percent; followed by Professional & Business Services, adding 1,500 jobs or 2.8 percent, Health Care & Social Assistance, adding 1,500 jobs or 2.3 percent, Food Services and Drinking Places, adding 1,300 jobs or 2.1 percent, and Natural Resources, Mining & Construction, adding 700 jobs or 2.3 percent in the quarter. In this quarter, Other Services lost 500 jobs, Educational Services and Accommodation each lost 300 jobs, and Information lost 200 jobs compared to the same quarter of 2014. During the first quarter of 2015, the three levels of government lost 1,500 jobs or 1.2 percent compared to the same quarter of 2014. The Federal Government lost 500 jobs or 1.5 percent; the State Government lost 1,100 jobs or 1.5 percent, while the Local Government added 100 jobs or 0.5 percent compared to the same quarter of 2014.

The most recent data from the U.S. Bureau of Economic Analysis (BEA) shows that Hawaii's total nominal annualized personal income in the fourth quarter of 2014 increased $2,626.8 million or 4.1 percent from the same quarter of 2013. This increase includes inflation so the growth of real personal income was smaller. The increase in nominal personal income during the fourth quarter of 2014 was due to increases in all major components of personal income. In dollar terms, the largest increases occurred in wage and salary disbursements, followed by personal current transfer receipts, dividends, interest, and rent, supplements to wage and salaries, which include retirement and unemployment insurance benefits, and proprietors' income. In 2014, total annualized personal income was $65,861.3 million, an increase of 3.8 percent from the previous year.

Consumer prices in Honolulu increased 1.8 percent in the second half of 2014 compared with the same period of 2013, as measured by the Honolulu Consumer Price Index for Urban Consumers (CPI-U). In contrast, the U.S. CPI-U increased 1.5 percent in the second half of 2014. In 2014, the Honolulu CPI-U increased 1.4 percent from the previous year. In the second half of 2014, the Honolulu CPI-U increased the most in the price index of Other Goods and Services (4.0 percent), followed by Education and Communication (3.1 percent), Food & Beverages (3.0 percent), Medical Care (2.4 percent), Recreation (2.2 percent), Housing (1.8 percent), and Transportation (0.7 percent). The price of Apparel decreased 7.3 percent, compared to the second half of 2013.

Outlook For the Economy - 2nd Quarter 2015

Based on the most recent developments in the national and global economies, the performance of Hawaii's tourism industry, labor market conditions, and the growth of personal income and tax revenues, Hawaii's economy is expected to continue positive growth for the rest of 2015 and into 2016. While projected job growth is still positive, the current DBEDT forecast is less optimistic compared with the previous forecast.

Hawaii's economy depends significantly on conditions in the U.S. economy and key international economies, especially Japan. According to the May 2015 Blue Chip Economic Consensus Forecasts, U.S. real GDP is expected to increase by 2.5 percent in 2015 as a whole, 0.7 of a percentage point lower than the 3.2 percent growth rate projected in the February 2015 forecast. For 2016 the consensus forecast now expects an overall 2.8 percent growth in U.S. real GDP.

According to the May 2015 Blue Chip Economic Consensus Forecast, real GDP growth for Japan is now expected to increase 1.0 percent in 2015, the same growth rate as projected in the February 2015 forecast. For 2016, the consensus forecast now expects an overall 1.5 percent growth rate for Japanese real GDP. For the local economy, DBEDT expects most of the economic indicators will grow at slower rates than projected in the previous forecast.

Overall, Hawaii's economy, as measured by real GDP, is projected to show a 2.5 percent increase in 2015, 0.6 of a percentage point below the growth rate forecasted last quarter. Real GDP growth in 2016 is expected at 2.4 percent, 0.6 of a percentage point below the growth rate forecasted last quarter.

Hawaii's unemployment rate is projected to be 3.9 percent in 2015 and 3.6 percent in 2016, both are the same as the previous forecast.

Visitor arrivals are expected to increase 2.5 percent in 2015, 0.4 of a percentage point higher than the previous forecast. The forecast for visitor days in 2015 increased 0.4 of a percentage point to 2.7 percent. The forecast for visitor expenditure in 2015 was revised downward to 2.0 percent, from 3.4 percent growth projected in the previous forecast. For 2016, the growth rate of visitor arrivals, visitor days, and visitor expenditures are now expected to be 1.8 percent, 1.7 percent, and 4.6 percent, respectively.

The projection for the non-agricultural wage and salary job growth rate in 2015 is 1.1 percent, 0.4 of a percentage point below the previous forecast. In 2016, jobs are projected to increase 1.2 percent, 0.2 of a percentage point below previous forecast.

The Honolulu Consumer Price Index (CPI) is now expected to increase 1.5 percent in 2015, 0.3 of a percentage point below the previous forecast. In 2016, the CPI is projected to increase 2.2 percent, the same as the previous forecast.

Personal income in current dollars is now expected to increase 4.3 percent in 2015, 0.2 of a percentage point below the previous forecast. Real personal income is currently projected to grow 2.5 percent in 2015, 0.3 of a percentage point below the previous forecast. In 2016, current-dollar personal income and real personal income are expected to increase 4.6 percent and 2.6 percent, respectively.

Beyond 2016, the economy will be on an expansion path, with job growth expected to be 1.0 percent in 2017 and 1.1 percent in 2018. Visitor arrivals are expected to increase 1.7 percent in 2017 and 2018. Visitor expenditures are expected to increase 4.1 percent in 2017 and 2018. Real personal income is projected to increase 2.7 percent in 2017 and 2.3 percent in 2018. Hawaii's real GDP growth is expected to increase 2.2 percent in 2017 and 2.3 percent in 2018. The unemployment rate is expected to decrease to 3.4 percent in 2017 and 3.3 percent in 2018.

County Economic Conditions - 2nd Quarter 2015

Overall economic conditions were mostly positive across the counties in the first quarter of 2015. The unemployment rate decreased in all counties. Total visitor arrivals by air, visitor days, and the value of private building permits increased in all counties. Total non-agricultural wage and salary jobs increased in Honolulu and Maui, but decreased in Hawaii County and Kauai.

In the first quarter of 2015, the unemployment rate in all counties decreased. The unemployment rate in Honolulu decreased 0.3 of a percentage point from 4.2 percent to 3.9 percent; the unemployment rate in Maui County decreased 0.7 of a percentage point from 5.0 percent to 4.3 percent; the unemployment rate in Hawaii County decreased 0.8 of a percentage point from 5.9 percent to 5.1 percent; and the unemployment rate in Kauai County decreased 0.5 of a percentage point from 5.3 percent to 4.8 percent.

In the first quarter of 2015, Honolulu gained 4,550 or 1.0 percent of non-agricultural wage and salary jobs over the same quarter of 2014. Health Care & Social Assistance added the most jobs in the quarter (1,500 jobs), followed by Natural Resources, Mining, and Construction (1,350 jobs), Food Services and Drinking Places (1,300 jobs), Retail Trade (950 jobs), and Professional and Business Services (550 jobs). The Government sector lost 1,450 jobs. The largest private sector job losses occurred in Educational Services (500 jobs lost), followed by Other Services (100 jobs lost).

In the first quarter of 2015, Hawaii County lost 1,000 non-agricultural wage and salary jobs or 1.6 percent over the same quarter of 2014. Professional and Business Services added the most jobs in the quarter (400 jobs), followed by Retail Trade (250 jobs), and Educational Services (200 jobs). The largest private sector job losses occurred in Natural Resources, Mining, and Construction (650 jobs lost), followed by Arts, Entertainment & Recreation (400 jobs lost), Financial Activities (300 jobs lost), and Other Services (250 jobs lost). In the first quarter of 2015, Government jobs was unchanged over the same quarter of 2014.

Maui County saw a net gain of 1,700 jobs or a 2.4 percent increase in the first quarter of 2015 over the same quarter of 2014. Job gains in Arts, Entertainment & Recreation (750 jobs), Retail Trade (400 jobs), Natural Resources, Mining, and Construction (200 jobs), and Professional and Business Services (200 jobs) exceeded job losses in Accommodation (250 jobs lost). Government added only 50 jobs in the quarter.

In the first quarter of 2015, Kauai County lost 700 wage and salary jobs or 2.4 percent from the same quarter of 2014. Only Retail Trade added 200 jobs and Educational Services added 50 jobs in the quarter. The largest private sector job losses occurred in Natural Resources, Mining, and Construction (250 jobs lost), followed by Arts, Entertainment & Recreation (150 jobs lost), and Other Services (150 jobs lost). The public sector also decreased, with government losing 50 jobs.

In the first quarter of 2015, both visitor arrivals by air and visitor days increased in all counties. Visitor arrivals by air increased 1.6 percent in Honolulu, 3.1 percent in Hawaii County, 6.3 percent in Maui, and 7.0 percent in Kauai. Visitor days increased 2.7 percent in Honolulu, 3.3 percent in Hawaii County, 4.1 percent in Maui, and 4.4 percent in Kauai, compared to the same quarter of 2014. In the fourth quarter of 2014, the most recent quarterly data available, hotel occupancy rate increased in all counties. The hotel occupancy rate was the highest in Honolulu (at 84.4 percent for an increase of 0.6 percentage point), followed by Maui (at 72.0 percent and an increase of 0.3 of a percentage point), Kauai (at 70.0 percent an increase of 1.1 percentage points), and Hawaii County (at 61.5 percent an increase of 0.5 percentage point in the quarter).

In the first quarter of 2015, the growth rate of the respective values of total private building permits were positive in all counties. In this quarter, Honolulu private building permits increased $236.8 million or 49.9 percent,

Hawaii County increased $39.6 million or 40.0 percent, Maui increased $259.6 million or 153.3 percent, and Kauai (residential only available) increased $3.2 million or 20.9 percent from the same quarter of the previous year.

A. Labor Force and Jobs - 2nd Quarter 2015

Hawaii's labor market conditions continued to improve in the first quarter of 2015. Since the civilian labor force increased less than the civilian employment, the civilian unemployment rate decreased 0.5 of a percentage point in the quarter. For the 18th consecutive quarter, civilian nonagricultural wage and salary jobs increased.

In the first quarter of 2015, the civilian labor force averaged 674,400 people, an increase of 10,400 people or 1.6 percent from the same quarter of 2014. In 2014, the civilian labor force increased 17,100 people or 2.6 percent from the previous year.

Civilian employment totaled 646,750 people in the first quarter of 2015, an increase of 13,200 people or 2.1 percent compared to the same quarter of 2014. This is the tenth quarterly increase following four consecutive quarterly decreases from the fourth quarter of 2011 to the third quarter of 2012. In 2014, average civilian employment increased 19,450 people or 3.1 percent from the previous year.

In the first quarter of 2015, the number of civilian unemployed averaged 27,700, a decrease of 2,750 people or 9.0 percent from the same quarter of 2014. In 2014, the number of unemployed decreased 2,400 people or 7.6 percent from the previous year.

The unemployment rate (not seasonally adjusted) decreased from 4.6 percent in the first quarter of 2014 to 4.1 percent in the first quarter of 2015. In 2014, the unemployment rate decreased 0.4 of a percentage point from the previous year.

In the first quarter of 2015, Hawaii's civilian non-agricultural wage and salary jobs averaged 628,500 jobs, an increase of 5,200 jobs or 0.8 percent from the same quarter of 2014. This is the 18th consecutive quarterly increase in non-agricultural wage and salary jobs after ten consecutive quarterly decreases in jobs since the second quarter of 2008. In 2014, average non-agricultural wage and salary jobs increased 1.1 percent or 6,700 jobs from the previous year.

The job increase in the first quarter of 2015 was due to job increases in the private sector. In this quarter, the private sector added about 6,700 non-agricultural jobs compared to the first quarter of 2014. Jobs increased the most in Retail Trade, adding 1,900 jobs or 2.8 percent. This was followed by Professional & Business Services, adding 1,500 jobs or 2.8 percent, Health Care & Social Assistance, adding 1,500 jobs or 2.3 percent, Food Services and Drinking Places, adding 1,300 jobs or 2.1 percent, and Natural Resources, Mining & Construction, adding 700 jobs or 2.3 percent in the quarter.

In the private sector, in the first quarter of 2015, Other Services lost 500 jobs, Educational Services and Accommodation each lost 300 jobs, and Information lost 200 jobs compared to the same quarter of 2014.

The three levels of government lost 1,500 jobs or 1.2 percent in the first quarter of 2015 compared to the same quarter of 2014. The Federal Government lost 500 jobs or 1.5 percent; the State Government lost 1,100 jobs or 1.5 percent, while the Local Government added 100 jobs or 0.5 percent compared to the first quarter of 2014.

The initial liable claims for unemployment, which measures the number of people who lost jobs in Hawaii and moved to other states, increased 1.8 percent in the first quarter of 2015 compared to the same quarter of 2014. In 2014, the initial liable claims for unemployment increased 4.0 percent from the previous year.

B. Income and Prices - 2nd Quarter 2015

Hawaii's total personal income increased during the fourth quarter of 2014 over the same quarter of 2013, all major components of personal income increased in the quarter. In dollar terms, the largest increases occurred in wage and salary disbursements, followed by personal current transfer receipts, dividends, interest, and rent, supplements to wage and salaries, which include retirement and unemployment insurance benefits, and proprietors' income.

In the fourth quarter of 2014, total nominal annualized personal income (i.e., not adjusted for inflation) increased $2,626.8 million or 4.1 percent from the fourth quarter of 2013. In 2014, total annualized personal income was $65,861.3 million, an increase of 3.8 percent from the previous year.

In the fourth quarter of 2014, wage and salary disbursements increased $1,300.5 million or 4.1 percent from the fourth quarter of 2013. This was the 18th quarterly year-over-year increase since the third quarter of 2010. In 2014, wage and salary disbursements increased 3.5 percent from the previous year.

Supplements to wages and salaries, consisting of employer payments to retirement plans, private group health insurance plans, private workers compensation plans, and other such benefits, increased $276.7 million or 2.9 percent in the fourth quarter of 2014 from the same quarter of 2013. In 2014, supplements to wages and salaries increased 3.1 percent from the previous year.

Proprietors' income increased $208.6 million or 4.3 percent in the fourth quarter of 2014 over that of 2013. In 2014, proprietors' income was up 3.1 percent from the previous year.

 Dividends, interest, and rent increased $454.0 million or 3.3 percent in the fourth quarter of 2014 from the same quarter of 2013. In 2014, income in this category was up 3.4 percent from the previous year.

The annualized personal current transfer receipts grew by $629.3 million or 6.3 percent in the fourth quarter of 2014 from the same quarter of 2013. In 2014, personal current transfer receipts increased 6.3 percent over the previous year.

Contributions to government social insurance, which is subtracted from total personal income, increased $242.4 million or 4.4 percent in the fourth quarter of 2014, compared to the fourth quarter of 2013. In 2014, contributions to government social insurance increased 4.4 percent from the previous year.

In the fourth quarter of 2014, total non-farm private sector annualized earnings increased $1,362.5 million or 4.3 percent from the fourth quarter of 2013. In dollar terms, the largest increase occurred in accommodation and food services, followed by health care and social assistance, administrative and waste services, construction, and wholesale trade. During the fourth quarter of 2014, total government earnings increased $443.5 million or 3.1 percent from the same quarter of 2013. Earnings from the Federal Government increased $119.7 million or 1.5 percent in the fourth quarter of 2014. Earnings from the state and local governments increased $323.8 million or 5.4 percent in the quarter.

In the second half of 2014, Honolulu's Consumer Price Index for Urban Consumers (CPI-U) increased 1.8 percent from the same period in 2013, higher than the U.S. average CPI-U increase of 1.5 percent for the same period. In 2014, the Honolulu CPI-U increased 1.4 percent from the previous year. In the second half of 2014, the Honolulu CPI-U increased the most in Other Goods and Services (4.0 percent), followed by Education and Communication (3.1 percent), Food & Beverages (3.0 percent), Medical Care (2.4 percent), Recreation (2.2 percent), Housing (1.8 percent), and Transportation (0.7 percent). The price of Apparel decreased 7.3 percent, compared to the second half of 2013.

C. Tax Revenues - 2nd Quarter 2015

The State general fund tax revenues increased in the first quarter of 2015 compared to the same quarter of 2014. The net Individual Income Tax revenues increased the most, followed by the GET, the Net Corporate Income Tax, and the Transient Accommodations Tax (TAT).

In the first quarter of 2015, total tax collections distributed to the State general fund totaled $1,432.0 million, an increase of $145.0 million or 11.3 percent over the same quarter of 2014. In 2014, State general fund tax revenues were up $85.1 million or 1.6 percent over the previous year.

During the first quarter of 2015, GET revenues (excluding the Honolulu County Surcharge) totaled $782.3 million, an increase of $35.6 million or 4.8 percent over the same quarter of 2014. In 2014, GET revenues increased $72.2 million or 2.5 percent from the previous year.

Compared to the first quarter of 2014, Net Individual Income Tax revenues increased $117.3 million or 33.8 percent to $464.2 million in the first quarter of 2015. In the first quarter of 2015, Declaration of Estimated Taxes increased $11.6 million or 11.4 percent, Payments with Returns increased $3.8 million or 23.7 percent, Revenues from Withholding Tax on Wages increased $10.2 million or 2.4 percent, and Refunds decreased $91.7 million or 46.7 percent. In 2014, Net Individual Income Tax collections increased $75.1 million or 4.3 percent from the previous year.

Net Corporate Income Tax revenues, which tend to be volatile in nature, increased $20.9 million in the first quarter of 2015 compared to the same quarter of 2014. In the first quarter of 2015, the Declaration of Estimated Taxes decreased $7.1 million or 26.1 percent, the Payment with Returns decreased $0.5 million or 6.0 percent, and the Refunds decreased $28.5 million or 60.8 percent, compared with the same quarter of 2014. In 2014, Net Corporate Income Tax revenues decreased $69.6 million or 51.4 percent from the previous year.

In the first quarter of 2015, Transient Accommodations Tax (TAT) revenues increased $5.3 million or 4.9 percent compared to the same quarter of 2014. In 2014, TAT revenues increased $23.4 million or 6.1 percent from the previous year.

According to the most recent data available, in the fourth quarter of 2014, the Retailing tax base increased 0.1 percent or $10.7 million, the Services tax base increased 3.0 percent or $99.5 million, the Contracting tax base increased 9.2 percent or $156.6 million, and the Hotel Rentals tax base increased 7.3 percent or $65.8 million, compared to the same quarter of 2013. In 2014, only the Contracting tax base decreased 4.2 percent; the Retailing tax base, the Services tax base, and the Hotel Rentals tax base increased 3.7 percent, 1.4 percent, and 6.0 percent, respectively, from the previous year..

D. Tourism - 2nd Quarter 2015

After seventeen quarters of positive growth from the third quarter of 2009, to the third quarter of 2013, with especially strong growth in 2012. Hawaii's tourism sector experienced two consecutive quarters of negative growth in the fourth quarter of 2013 and the first quarter of 2014. However, in the second and third quarter of 2014, Hawaii's tourism sector returned to positive growth compared with the same quarters in 2013. Both domestic and international visitor arrivals increased in the third quarter. Due to shorter lengths of stay, the daily visitor census decreased in the quarter. However, since visitors spent more on a daily basis during the third quarter of 2014, total visitor spending increased in the quarter.

The total number of visitors arriving by air to Hawaii increased 33,509 or 1.6 percent in the third quarter of 2014, compared to the same quarter of 2013. The total average daily census was down 2,131 or 1.0 percent in the quarter. For the first three quarters of 2014, total visitor arrivals by air increased 55,003 or 0.9 percent, while the average daily census decreased 144 or 0.1 percent from the same period of last year.

In the third quarter of 2014, total visitor arrivals on domestic flights increased 27,435 or 2.0 percent compared to the same quarter of 2013. This follows a 0.2 percent increase in the third quarter of 2013 over 2012. For the first three quarters of 2014, domestic arrivals were down 13,525 or 0.3 percent from the same period last year.

Arrivals on international flights increased 6,074 or 0.9 percent in the third quarter of 2014 compared to the third quarter of 2013. For the first three quarters of 2014, international arrivals were up 68,528 or 3.6 percent from the same period in 2013.

In terms of major market areas, from the third quarter of 2013 to the same period of 2014, arrivals from the U.S. West increased 36,537 or 4.4 percent; arrivals from the U.S. East decreased 4,031 or 0.9 percent; and arrivals from Japan decreased 10,294 or 2.4 percent. For the first three quarters of 2014, arrivals from U.S. West were down

13,049 or 0.5 percent; arrivals from the U.S. East were down 4,312 or 0.3 percent; and Japanese arrivals were up 4,215 or 0.4 percent from the same period last year.

Due to shorter lengths of stay, the average total daily visitor census decreased in the quarter. The total average daily visitor census was down 1.0 percent or 2,131 visitors per day in the third quarter over the same quarter of 2013. The domestic average daily census increased 0.5 percent or 697 visitors per day, while the international average daily census decreased 5.1 percent or 2,827 visitors per day. For the first three quarters of 2014, the domestic average daily census decreased 539 or 0.4 percent; and the international average daily census increased 395 or 0.7 percent from the same period last year.

Nominal visitor expenditures by air totaled $3,688.1 million in the third quarter of 2014, up 1.2 percent or $43.2 million from the same quarter of 2013. For the first three quarters of 2014, visitor expenditures increased $230.7 million or 2.1 percent compared with the same period last year.

Total airline capacity, as measured by the number of available seats flown to Hawaii, increased 4.2 percent or 118,136 seats in the third quarter of 2014; domestic seats increased 7.6 percent or 144,285 seats; international seats decreased 2.9 percent or 26,149 seats, compared to the same quarter of 2013. For the first three quarters of 2014, the number of total available seats increased 2.8 percent or 229,491 seats from the same period last year.

According to the most recent data available, in the second quarter of 2014, the statewide hotel occupancy rate averaged 74.0 percent, 0.2 of a percentage point lower than that of the same quarter of 2013. For the first half of 2014, the statewide hotel occupancy rate averaged 77.3 percent, 0.7 of a percentage point lower than that of the previous year.

E. Construction - 2nd Quarter 2015

The indicators of Hawaii's construction industry were mostly positive in the first quarter of 2015. The value of private building authorizations, construction jobs, and government contracts awarded all increased, but state government capital improvement project (CIP) expenditures decreased in the quarter.

Construction has been one of the major contributors to job growth in Hawaii over the past few years. In the first quarter of 2015, the construction sector added 700 jobs or 2.3 percent compared with the same quarter of 2014. In 2014, the construction sector added 600 jobs or 1.9 percent from the previous year. Before the recession, specifically the period from 2002 to 2007, construction job growth averaged 8.0 percent per year. In the fourth quarter of 2007, the average number of construction jobs reached a peak of 40,000 jobs. Since the second quarter of 2008, however, the quarter-over-quarter growth rate of construction jobs has been negative in all quarters until the third quarter of 2011.

In the first quarter of 2015, the private building authorizations in the state increased $539.2 million or 71.1 percent, compared with the first quarter of 2014. In 2014, private building authorizations for the state increased $594.6 million or 21.9 percent compared with the previous year.

In the first quarter of 2015, private building authorizations in Honolulu increased $236.8 million or 49.9 percent, compared with the first quarter of 2014. In 2014, private building authorizations in Honolulu increased $205.9 million or 11.0 percent compared with the previous year.

In the first quarter of 2015, private building authorizations in Hawaii County increased $39.6 million or 40.0 percent, compared with the first quarter of 2014. In 2014, private building authorizations in Hawaii County increased $253.3 million or 57.1 percent compared with the previous year.

In the first quarter of 2015, private building authorizations in Maui increased $259.6 million or 153.3 percent, compared with the first quarter of 2014. In 2014, private building authorizations in Maui increased $118.6 million or 36.5 percent compared with the previous year. In the first quarter of 2015, private building authorizations in Kauai increased $3.2 million or 20.9 percent, compared with the first quarter of 2014.

In 2014, private building authorizations in Kauai increased $16.8 million or 19.6 percent compared with the previous year.

Government contracts awarded increased $69.4 million or 44.5 percent in the first quarter of 2015 compared to the same quarter of 2014. In 2014, government contracts awarded decreased $97.7 million or 8.2 percent compared with the previous year. State government CIP expenditures decreased $79.5 million or 23.2 percent in the first quarter of 2015. In 2014, CIP expenditures increased $127.7 million or 11.1 percent from the previous year.

According to the most recent data available, the Honolulu Construction Cost Index increased 7.4 percent for Single Family Residence and 7.4 percent for High-Rise Building in the fourth quarter of 2014 over that of 2013.

 In the first quarter of 2015, Honolulu's median price for single family resales was $676,000, an increase of $21,000 or 3.2 percent from the same period last year. The median price for condominium units was $363,750, an increase of $18,750 or 5.4 percent from the same quarter last year. In the first quarter of 2015, the number of single-family unit resales was down 4.0 percent, and the number of condominium unit resales was down 1.4 percent compared with the first quarter of 2014. In 2014, the number of single-family unit resales was down 1.7 percent, and the number of condominium unit resales was up 0.2 percent compared with the previous year.

In the first quarter of 2015, single-family median price $599,000, an increase of 2.4 percent over first quarter 2014 as resales increased 12.3 percent. Condominium unit median price was $440,000 for an 8.3 percent increase over first quarter 2014 as resales decreased 3.2 percent in Maui County.

F. Other Indicators - 2nd Quarter 2015The total number of bankruptcy filings in Hawaii decreased 7.4 percent or by 33 cases for the first quarter of 2015 from the same quarter of 2014. This was the 17th quarter-over-quarter decrease since the first quarter of 2011. In 2014, total filings decreased 17.3 percent or 362 cases from the previous year.

The number of Chapter 7 filings, the largest category, had a decrease of 8.2 percent or 26 cases in the first quarter of 2015. Chapter 7 filings are intended to liquidate assets and discharge debt. In 2014, Chapter 7 filings were down 21.5 percent or 333 cases from the previous year.

Chapter 11 filings increased from 2 cases in the first quarter of 2014 to 7 cases in the first quarter of 2015. In 2014, Chapter 11 filings decreased to 10 cases from 20 cases in the previous year. Chapter 11 filings involve the structuring of repayment plans for companies.

Chapter 13 filings in the first quarter of 2015 decreased 9.7 percent or 12 cases from the first quarter of 2014. In 2014, Chapter 13 filings decreased 3.4 percent or 18 cases from the previous year. Chapter 13 bankruptcy allows debtors to work out repayment arrangements with creditors.

LITIGATION

The State has been named as a defendant in numerous lawsuits and claims arising in the normal course of operations, which are not expected to have a material adverse effect on the State's financial position.  Lawsuits and claims that, if ultimately resolved against the State, could have a material adverse effect on the State's financial condition or as to which the State is unable to predict the magnitude of its potential liability, if any, include those involving: (i) the Office of Hawaiian Affairs ("OHA") and certain lands (the "Ceded Lands") transferred in 1898 by the Republic of Hawaii to the United States and in 1959, upon the State's admission to the Union, by the United States to the State (as to, among other things, the adequacy of State payments to OHA from the income and sales of Ceded Lands and whether the State may alienate the Ceded Lands and extinguish claims Hawaiians assert to the Ceded Lands); (ii) the Hawaiian Home Lands Trust and the Department of Hawaiian Home Lands (as to certain alleged breaches of trust and fiduciary duties and related individual claims by beneficiaries of the Hawaiian Homes Commission Act of 1920); (iii) the Employees' Retirement System ("ERS") (as to the constitutionality of certain 1999 legislation ("Act 100") relating to employer contributions into the ERS); and (iv) the Hawaii Employer-Union Health Benefits Trust Fund ("EUTF") (as to the alleged rights of retirees and their dependents to health care benefits equivalent to those provided to active employees and their dependents).

HAWAIIAN TAX-FREE TRUST
PART C: OTHER INFORMATION

ITEM 28 EXHIBITS

	(a)	Amended & Restated Declaration of Trust (ii)

	(b)	By-laws (xiii)

	(c)	See Amended & Restated Declaration of Trust and By-laws filed under Items 28(a) and 28(b).

	(d)	Amended and Restated Investment Advisory Agreement (xix)

	(e) (i)	Distribution Agreement (v)

	(ii)	Sales Agreement (for brokerage firms) (iii)

	(iii)	Sales Agreement (for financial institutions) (iii)

	(iv)	Sales Agreement (for investment advisers) (iii)

	(v)	Group Sales Agreement (iii)

	(vi)	Related Agreement (iii)

	(vii)	Services Agreement (viii)

	(viii)	Anti-Money Laundering Amendment to Distribution Agreement (ix)

	(f)	Not applicable

	(g)	Custody Agreement (iii)

	(h) (i)	Transfer Agency Agreement (iv)

	(ii)	Anti-Money Laundering Amendment to Transfer Agency Agreement (ix)

	(iii)	Customer Identification Services Amendment to Transfer Agency Agreement (x)

	(iv)	Amended and Restated Administration and Business Management Agreement (xix)

	(v)	Agreement between the Trust and Aquila Distributors LLC (iii)

	(vi)	Agreement between the Trust and Aquila Management Corporation (iii)

	(vii)	Agreement between the Trust and Pacific Century Trust (formerly Hawaiian Trust Company, Limited) (iii)

	(i)	Opinion of Trust counsel (xiii)

	(j)	Consent of Independent Registered Public Accounting Firm) (xxiii)

	(k)	Not applicable

	(l)	Not Applicable

	(m) (i)	Distribution Plan (iv)

	(ii)	Services Plan (iv)

	(iii)	Principles of Cooperation (iii)

	(n)	Plan pursuant to Rule 18f-3 under the 1940 Act (xvii)

	(o)	Reserved

	(p)	Codes of Ethics

	(i)	The Trust (xvii)
	(ii)	The Adviser (xiii)
	(iii)	The Distributor (xvii)

N/A		Powers of Attorney (xvii)

(i)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 14 dated March 25, 1996 and incorporated herein by reference.

(ii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 15 dated July 25, 1996 and incorporated herein by reference.

(iii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 16 dated July 28, 1997 and incorporated herein by reference.

(iv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 17 dated July 21, 1998 and incorporated herein by reference.

(v)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 19 dated July 28, 1999 and incorporated herein by reference.

(vi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated July 31, 2000 and incorporated herein by reference.

(vii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 21 dated July 18, 2001 and incorporated herein by reference.

(viii)	Filed as an exhibit to Registrant's Post-effective Amendment No. 22 dated July 23, 2002 and incorporated herein by reference.

(ix)	Filed as an exhibit to Registrant's Post-effective Amendment No. 23 dated July 31, 2003 and incorporated herein by reference.

(x)	Filed as an exhibit to Registrant's Post-effective Amendment No. 24 dated July 22, 2004 and incorporated herein by reference.

(xi)	Filed as an exhibit to Registrant's Post-effective Amendment No. 25 dated July 22, 2005 and incorporated herein by reference.

(xii)	Filed as an exhibit to Registrant's Post-effective Amendment No. 26 dated July 21, 2006 and incorporated herein by reference.

(xiii)	Filed as an exhibit to Registrant's Post-effective Amendment No. 27 dated July 23, 2007 and incorporated herein by reference.

(xiv)	Filed as an exhibit to Registrant's Post-effective Amendment No. 28 dated July 23, 2008 and incorporated herein by reference.

(xv)	Filed as an exhibit to Registrant's Post-effective Amendment No. 29 dated July 23, 2009 and incorporated herein by reference.

(xvi)	Filed as an exhibit to Registrant's Post-effective Amendment No. 30 dated July 29, 2010 and incorporated herein by reference.

(xvii)	Filed as an exhibit to Registrant's Post-effective Amendment No. 31 dated July 28, 2011 and incorporated herein by reference.

(xviii)	Filed as an exhibit to Registrant's Post-effective Amendment No. 33 dated July 25, 2012 and incorporated herein by reference.

(xix)	Filed as an exhibit to Registrant's Post-effective Amendment No. 35 dated May 24, 2013 and incorporated herein by reference.

(xx)	Filed as an exhibit to Registrant's Post-effective Amendment No. 36 dated July 25, 2013 and incorporated herein by reference.
(xxi)	Filed as an exhibit to Registrant's Post-effective Amendment No. 38 dated July 24, 2014 and incorporated herein by reference.
(xxii)	Filed as an exhibit to Registrant's Post-effective Amendment No. 40 dated July 23, 2015 and incorporated herein by reference.
(xxiii)	To be added by amendment.

ITEM 29. Persons Controlled By or Under Common Control with Registrant

         None

ITEM 30. Indemnification

Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated July 25, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

Asset Management Group of Bank of Hawaii (the "Adviser"), Registrant's investment adviser, is a division of Bank of Hawaii. Bank of Hawaii is a state-chartered bank. Bank of Hawaii is a subsidiary of Bank of Hawaii Corporation, formerly Pacific Century Financial Corporation. Bank of Hawaii Corporation is a bank holding company.

The Adviser is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813.  For information about the members of the Adviser, reference is made to the Adviser's most recently filed Schedule A of Form ADV (IARD No. 112324).  The members, directors and officers of the Adviser are not engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 32. Principal Underwriters

(a)   Aquila Distributors LLC serves as principal underwriter to the following Funds, including the Registrant: Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona, Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund and Aquila Tax-Free Trust of Oregon.

(b)   For information about the directors and officers of Aquila Distributors LLC, reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)   Not applicable.

ITEM 33. Locations of Accounts and Records

All such accounts, books, and other documents are maintained by the adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 17th day of May, 2016.

HAWAIIAN TAX-FREE TRUST
(Registrant)

By: /s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on May 17, 2016.

SIGNATURE	TITLE

/s/ Diana P. Herrmann
Diana P. Herrmann	Vice Chair, President and Trustee

/s/ Richard L. Humphreys*
Richard L. Humphreys	Chair of the Board of Trustees

/s/ Bert A. Kobayashi, Jr.*
Bert A. Kobayashi, Jr.	Trustee

/s/ Glenn P. O'Flaherty*
Glenn P. O'Flaherty	Trustee

/s/ Russell K. Okata*
Russell K. Okata	Trustee

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By: /s/ Diana P. Herrmann
 Diana P. Herrmann
 *Attorney-in-Fact, pursuant to Power of Attorney